Babson Funds

Semiannual Report

December 31, 2000

Equities
         Enterprise Fund
         Enterprise Fund II
         Growth Fund
         Shadow Stock Fund
         Value Fund
         International Fund

Fixed Income
         Bond Trust
         Money Market Fund
         Tax-Free Income Fund

Babson Funds

Jones & Babson Distributors
A Member of the Generali Group


Table of Contents

Economic Review                                                       1
Babson Enterprise Fund                                                2
Babson Enterprise Fund II                                             5
Babson Growth Fund                                                    8
Shadow Stock Fund                                                    11
Babson Value Fund                                                    16
Babson-Stewart Ivory International Fund                              19
Babson Bond Trust                                                    23
Babson Bond Trust Portfolio L                                        24
Babson Bond Trust Portfolio S                                        28
Babson Money Market Fund                                             32
Babson Tax-Free Income Fund                                          35
Statements of Assets and Liabilities                                 40
Statements of Operations                                             42
Statements of Changes in Net Assets                                  44
Notes to Financial Statements                                        48
Notice to Shareholders                                               51
Financial Highlights                                                 53

Message to our Shareholders

The second half of 2000 was a good one for the Babson Funds, both in terms of relative performance and in terms of enhancements to several of our Funds. Despite a very challenging market, our Funds have held steady. I attribute this achievement to quality research and active management. Had we only been interested in following the market and producing performance in line with the indexes, the year would have looked much different. With many of the indexes posting strongly negative returns, it was a good year to have experienced managers working on our behalf.

Tony Maramarco, manager of Babson Value Fund, has made a few subtle but important enhancements in his investment process. The Fund remains committed to deep value, but as corporate America is evolving so must the Fund. He has kept the screening elements that have provided positive results in the past, and introduced new factors that may produce more favorable results in the future. Our goal is to provide an excellent value fund to our shareholders, now and in the times to come. We believe these positive changes will allow us to do just that.

You may also notice a few changes in the number of Funds reviewed in this report. During the fourth quarter of 2000, the Babson Money Market Prime and Babson Money Market Federal Portfolios were combined into the Babson Money Market Fund. In addition, the Babson Tax-Free Income Portfolio S was merged into Portfolio L to create the Babson Tax-Free Income Fund. Going forward, we believe the increased size of the combined Portfolios will provide us with the opportunity to strengthen investment returns for our shareholders.

Please take some time to read the enclosed Economic Review of the year 2000, and study the Letters, Schedule of Investments and Financial Highlights for your Fund or those you may have an interest in. If you have any questions, please call us or visit our web site for more information.

Thank you for your continued confidence and support.
Sincerely,

/s/Stephen S. Soden

Stephen S. Soden
President


Economic Review

Y2K seemed like a big concern in 1999, but it quickly became a non-event when the odometer rolled over to 2000. Massive preparations and disaster planning were possibly the most direct reasons for avoiding the much-hyped technological "Armageddon" that never materialized. The lights stayed on, planes didn't fall out of the sky and financial data didn't disappear, although there were a few articles about 105-year olds being issued school registrations for kindergarten.

Gross Domestic Product remained strong in the first half (over 5%) but slowed during the third quarter to a still vibrant 2.2%. This slowdown was expected to be a bit more severe during the fourth quarter (2% or less), based on holiday sales, consumer confidence and consumer debt growth. Industrial production, a measure of manufacturing activity has now decreased for three straight months. The last time this happened was during the 1990-1991 recession. NAPM (National Association of Purchasing Management), another measuring of economic activity, has declined virtually every month of 2000 and is now at levels suggesting an economic downturn.

The Federal Reserve, after tightening three times for a total of 100 basis points in early 2000, retained their inflation concern for most of the year. Despite this concern, inflation outside of the energy sector remained fairly benign. The Consumer Price Index (CPI) for all of 2000 increased by 3.4% versus 2.7% for 1999. Core CPI turned in a similar performance, increasing to 2.6% from 1.9%. In December, in light of economic statistics that were turning decidedly south, the Fed changed their inflation concern to concern over economic weakness. This was in essence a two-step jump for them. Then on January 3, 2001, the FOMC eased by 50 basis points (bp) while retaining their weakness concern. They will meet again on January 31st and the expectation is that they will ease by an additional 25-50 bp. Once this easing cycle is done, we may very well see a complete reversal of the 175 bp tightening cycle of 1999-2000.

Labor markets remained tight with the unemployment rate averaging 4% for the year. Initial jobless claims, another measure of employment stability, did see a decided increase starting in the third quarter and was one factor leading the Fed toward their slowing economic concern. Layoffs became more prevalent late in the year and technology firms, strong in 1999 from Y2K spending, entered a downward spiral as the NASDAQ finished the year down 50% from its March peak.

Consumer confidence also suffered late in the year after hitting an all-time historical peak in May. Much of the economic growth of the past decade has come from consumer spending. Material damage to the psyche of the U.S. consumer in 2001 would not bode well for the world economies. What's bad for the U.S. economy is usually bad for the world economy.

Spread levels (the yield gap between different quality bonds) on corporate debt, after tightening some during the first half, widened tremendously during the second half to levels usually associated with recessions. This widening effected virtually all market sectors and maturity spectrums, from commercial paper to 30-year debt. During the first half of the year, the Treasury curve saw an increase in rates and an inverted curve (short rates higher than long rates). The fourth quarter saw a reversal of the first half as Treasury yields began to drop while the curve steepened, as the expectation of Fed easing became a valid possibility.

Another item of interest during 2000 was the hotly contested presidential election. George W. Bush was declared the eventual winner with a platform including the promise of "tax cuts." In spite of this possibility, the U.S. budget surplus should continue the tremendous run of the past few years.

As we enter 2001, concern is focused on a weakening U.S. economic picture. This turn of events was blatantly recognized by the surprise 50 bp cut by the Fed discussed above. Some economists have written about the coming recession of 2001. It is probably a bit premature to discuss recession scenarios although the economy has certainly slowed. Remember though that the U.S. economy has already turned in the longest expansion on record. Despite the bearish sentiment of late, with proper coddling on the part of the Fed, we may well see this expansion celebrate a few more anniversaries.

David L. Babson & Co. Inc.


Babson Enterprise Fund

For the year ended December 31, 2000, the Babson Enterprise Fund exhibited strong outperformance over the broad small-cap universe (the Russell 2000 Index). The Fund's total return (price change and reinvested distributions) was 12.47% compared to -3.03% for the unmanaged Russell 2000 Index.

Average annual compounded total returns for five and ten year periods as of December 31, 2000, were 8.23% and 13.88%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

For the second full year in a row, small-capitalization stocks as represented by the Russell 2000 Index provided superior returns compared to large-cap stocks, represented by the unmanaged Standard & Poor's 500 Index. Even so, both indexes posted negative returns this year. Slowing economic growth, continuing tight monetary policy, and the growing realization among investors that technology stocks are not immune to economic cycles all contributed to a difficult market. Through good stock selection and careful sector weightings, the Fund was able to show strong positive performance.

Rising energy prices, especially for natural gas, drove up valuations for both energy production and service companies. Banks and insurance companies were stellar performers in the financial services sector, and were helped along by the cessation in Fed interest rate increases and an increase in merger and acquisition activity. The Fund is somewhat overweighted relative to the Russell 2000 Index in energy stocks and underweighted in financial services.

The worst performing sector of the small-cap market in the second half of the year was technology. The sell-off in technology was broad-based and particularly sharp for those companies with high valuation multiples. Slowing industrial production has resulted in a drop-off in orders for capital goods hurting the producer durables sector. While certain elements of the health care industry were strong performers, many high-multiple biotechnology companies fell sharply during the period. The Fund is underweighted relative to the Russell 2000 Index in technology and health care, but is overweighted in producer durable stocks.

While small-cap stocks have provided better performance than large-cap stocks since the end of the first quarter of 1999, the current small-cap cycle appears to remain in its early stages. The valuation discount of small company stocks remains at an extreme level compared to larger capitalization stocks when viewed over a multi-decade perspective. The combination of cheap relative valuations, Federal Reserve easing, and economic resurgence provide an ideal backdrop for continued superior performance from small-cap stocks. The Fund is well positioned to benefit in this environment.

Portfolio additions for the six month period: Boston Private Financial, bank and asset management, Colorado Business Bankshares, banking, Gulf Island Fabrication, makes offshore drilling and production platforms, Herley Industries a defense contractor using microwave technology to enter the wireless market, Kendle International, provides drug development services to the pharmaceutical and biotech, LSI Industries, commercial lighting company serving the gas station market, Stewart Information Services, title insurance, and Unitil, New Hampshire-based utility. We believe each of these companies is well positioned to achieve above average earnings growth.

The following positions were liquidated during the previous six months: DT Industries, Norstan, Northland Cranberries, Robotic Vision Systems, Schawk, Spartan Motors and TransTechnology were all eliminated because of deteriorating fundamentals. The acquisition of E'town by Thames Water PLC was completed. The Fund's position in Genesee was liquidated, and a previously announced management led buyout at Jason was completed. We received cash for our position.

Fund Composition
Top Ten Holdings:                                             % of Total
New York Community Bancorp                                         3.50
Engineered Support Systems, Inc.                                   3.37
ESCO Electronics Corp.                                             3.10
ABM Industries, Inc.                                               3.10
Kaman Corp. Cl. A                                                  2.67
Boston Private Financial Holding                                   2.66
Young Innovations, Inc.                                            2.65
Kaneb Services, Inc.                                               2.55
United Natural Food, Inc.                                          2.47
UCBH Holdings, Inc.                                                2.37
Total                                                             28.44%
Total Securities in Portfolio                                        64

As of December 31, 2000, schedule of investments. Subject to change.


Schedule of Investments
December 31, 2000 (unaudited)
Babson Enterprise Fund
SHARES                COMPANY                                                                                       MARKET VALUE
COMMON STOCKS-- 96.43%
BASIC MATERIALS-- 3.67%
           187,200    NN, Inc.                                                                                      $  1,731,600
           145,050    Penford Corp.                                                                                    2,066,963
                                                                                                                       3,798,563
CAPITAL GOODS-- 19.33%
           138,900    ABC-Naco, Inc.*                                                                                    842,081
           223,900    Brown & Sharpe Manufacturing Co. Cl. A*                                                          1,091,513
            66,400    Channell Commercial Corp.*                                                                         431,600
           290,700    Congoleum Corp. Cl. A*                                                                             635,761
           294,463    Corrpro Companies, Inc.*                                                                           864,985
            93,100    Cubic Corp.                                                                                      2,391,506
            76,500    Cuno, Inc.*                                                                                      2,051,156
           186,300    EDO Corp.                                                                                        1,373,963
           160,800    Engineered Support Systems, Inc.                                                                 3,497,400
           119,243    K-Tron International, Inc.*                                                                      2,191,090
           197,600    Lamson & Sessions Co.*                                                                           2,074,800
            88,100    LSI Industries, Inc.                                                                             1,800,544
            49,200    Terex Corp.                                                                                        796,425
                                                                                                                      20,042,824

CONSUMER CYCLICAL-- 12.15%
            97,800    Advanced Marketing Services                                                                      1,699,275
            99,200    Fab Industries, Inc.                                                                             1,314,400
           223,770    Falcon Products, Inc.                                                                            1,776,174
            95,200    Fred's, Inc.                                                                                     2,005,150
           231,600    Gottschalks, Inc.*                                                                                 955,350
           194,400    Helen of Troy Ltd.*                                                                                947,700
           204,400    Jacobson Stores, Inc.                                                                              689,850
           104,050    Oneida Ltd.                                                                                      1,931,428
           108,200    Swiss Army Brands, Inc.*                                                                           649,200
            28,400    Ultimate Electronics, Inc.*                                                                        623,025
                                                                                                                      12,591,552
CONSUMER STAPLES-- 5.91%
           114,600    J & J Snack Foods Corp.*                                                                         1,926,712
            36,700    Marsh Supermarkets, Inc. Cl. A                                                                     573,438
            84,700    Marsh Supermarkets, Inc. Cl. B                                                                   1,069,338
           145,100    United Natural Foods, Inc.*                                                                      2,557,387
                                                                                                                       6,126,875
ENERGY -- 8.01%
           449,500    Kaneb Services, Inc.*                                                                            2,640,812
           278,700    Matrix Service Co.*                                                                              1,654,781
            94,600    Petroleum Helicopters, Inc. (non-voting)                                                         1,181,022
            36,700    Petroleum Helicopters, Inc. (voting)                                                               476,527
           151,600    Tetra Technologies, Inc.*                                                                        2,349,800
                                                                                                                       8,302,942
FINANCIAL-- 15.56%
            39,200    Bank of the Ozarks, Inc.                                                                           512,050
           138,500    Boston Private Financial Holding                                                                 2,752,688
           155,540    Capital Corp. of the West                                                                        1,866,480
            59,200    Cass Commercial Corp.                                                                            1,036,000
            38,100    Colorado Business Bankshares                                                                       652,462
            98,696    New York Community Bancorp                                                                       3,627,078
           161,590    Sterling Financial Corp.                                                                         1,959,279
            57,500    Stewart Information Services                                                                     1,275,781
            52,600    UCBH Holdings, Inc.                                                                              2,452,475
                                                                                                                      16,134,293
HEALTH CARE-- 5.65%
            93,600    Kendle International*                                                                              930,150
           168,975    Penwest Pharmaceutical Co.*                                                                      2,186,114
           142,500    Young Innovations, Inc.*                                                                         2,743,125
                                                                                                                       5,859,389
MISCELLANEOUS-- 6.94%
            98,900    Alltrista Corp.*                                                                                 1,335,150
           108,200    Gulf Island Fabrication, Inc.*                                                                   1,967,887
           164,300    Kaman Corp. Cl. A                                                                                2,772,563
            39,700    Sea Containers Ltd. Cl. A                                                                          863,475
            12,000    Sea Containers Ltd. Cl. B                                                                          258,000
                                                                                                                       7,197,075
TECHNOLOGY-- 15.15%
           107,600    Compx International, Inc.                                                                          961,675
           266,400    Ennis Business Forms                                                                             1,964,700
           155,500    ESCO Electronics Corp.                                                                           3,216,906
            86,000    Herley Industries, Inc.*                                                                         1,429,750
            99,800    Landauer, Inc.                                                                                   1,821,350
           224,600    MSC Software Corp.                                                                               1,763,110
           106,100    Nashua Corp.                                                                                       471,084
            79,700    New England Business Service, Inc.                                                               1,454,525
            80,600    Spectrum Control, Inc.*                                                                            811,038
            89,500    Titan Corp.*                                                                                     1,454,375
            12,800    Zygo Corp.*                                                                                        362,000
                                                                                                                      15,710,513
TRANSPORTATION & SERVICES-- 3.10%
           104,900    ABM Industries, Inc.                                                                             3,212,562

UTILITIES-- 0.96%
            37,700    Unitil Corp.                                                                                       999,050

TOTAL COMMON STOCKS                                                                                                   99,975,638
(Cost $95,086,523)

 FACE
AMOUNT                DESCRIPTION                                                                                   MARKET VALUE
REPURCHASE AGREEMENT-- 3.46%
$        3,585,000    UMB Bank, n.a.,
                           5.40%, due January 2, 2001
                           (Collateralized by Federal National
                           Mortgage Association Discount
                           Notes, due January 22, 2001 with
                           a value of $3,657,204)                                                                      3,585,000
(Cost $3,585,000)

TOTAL INVESTMENTS-- 99.89%                                                                                           103,560,638
(Cost $98,671,523)

Other assets less liabilities-- 0.11%                                                                                    111,811

TOTAL NET ASSETS-- 100.00%                                                                                       $   103,672,449

The identified cost of investments owned at December 31, 2000, was the same for federal income tax and book purposes.

Net unrealized appreciation for federal income tax purposes was $4,889,115, which is comprised of unrealized appreciation of $20,465,884 and unrealized depreciation of $15,576,769.

*Non-income producing security

See accompanying Notes to Financial Statements.


Babson Enterprise Fund II

Babson Enterprise Fund II exhibited strong performance for the year ended December 31, 2000, with a total return (price change and reinvested distributions) of 16.61%. The Fund beat each of therelevant indexes, making it a solid performer in a market that saw the unmanaged Standard & Poor's 500 Index fall -9.10%, the NASDAQ decline by -39.29%, and the unmanaged Russell 2000 Index go down -3.03% during the same period.

Average annual compounded total returns for five years and the life of the Fund (inception August 5, 1991) as of December 31, 2000, were 15.03% and 13.55%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

For the second half of the year the strongest performing sectors of the small-cap market as represented by the Russell 2000 were energy and financial services. Rising energy prices, especially for natural gas, drove up valuations for both energy production and service companies, while banks and insurance companies were stellar performers in the financial services sector. The Fund is somewhat overweighted relative to the Russell 2000 Index in energy stocks and underweighted in financial services.

Technology was the worst-performing sector of the small-cap market this period. Our deliberate caution in technology names helped the Fund achieve its strong relative performance. Although the Fund suffered a bit from exposure to other sectors as well, strong stock selection more than made up for limited downside performance.

The difference in market psychology from just one year ago is striking. In January of last year, the speculators and day traders held sway in the equity markets, while by year-end value investors had once again come to the forefront. Visions of unlimited growth spurred by "new economy" companies were replaced by fears of impending recession. A sizable number of the "new economy" companies were no longer in business when the new year arrived.

The sudden slowdown in the economy prompted the first of what could be a series of rate cuts by the Federal Reserve to stimulate the economy. This should be good news for small-cap stocks, which on the whole are more economically sensitive than large-cap stocks. Fed action, the opportunity for significant tax cuts as proposed by the Bush administration and continuing productivity gains through technology in the workplace make the chances for reacceleration of the economy sometime in 2001 appear quite promising.

Portfolio additions for the six month period: Anadigics, specialized radio frequency company, Brooktrout, commercial hardware/software, CH Energy, New York utility, Chemed, plumbing & home healthcare, EGL, airfreight forwarding, Energen, utility/natural gas producer, Manufactured Home Communities, REIT, Newpark Resources, environmental and drilling fluid, NUI, New Jersey based utility, Parexel International, pharmaceutical contract research, Prentiss
Properties Trust, office building REIT, Stewart Information, title insurance company and White Mountains, insurance company.

Portfolio deletions for the six month period: AC Nielsen, (buyout offer made for company), CDI (fundamentals), Central Newspapers (sold at premium), Circle International Group, Petco Animal Supplies and Urban Shopping Centers (acquired), Exar (valuation concerns after steep stock appreciation), Exide, MagneTek and Metals USA (deterioration of fundamentals), Rayovac (concerns about battery sales), Robotic Vision Systems (softening sales concerns) and Titan (valuation).

Fund Composition
Top Ten Holdings:                                              % of Total
Golden State Bancorp, Inc.                                         6.20
BJ's Wholesale Club, Inc.                                          5.71
Carlisle Companies, Inc.                                           5.09
Nabors Industries, Inc.                                            4.43
Commerce Bancorp, Inc.                                             4.40
Herman Miller, Inc.                                                4.31
True North Communications, Inc.                                    4.28
ADVO, Inc.                                                         3.83
Newport News Shipbuilding, Inc.                                    3.80
Cuno, Inc.                                                         3.70
Total                                                             45.75%
Total Securities in Portfolio                                        54

As of December 31, 2000, schedule of investments. Subject to change.


Schedule of Investments
December 31, 2000 (unaudited)
BABSON ENTERPRISE FUND II
SHARES                COMPANY                                                                                       MARKET VALUE
COMMON STOCKS-- 99.58%
BASIC MATERIALS-- 4.55%
            61,400    Elcor Corp.                                                                             $        1,036,125
          101,500     Interface, Inc. Cl. A                                                                              881,781
           32,700     New England Business Service, Inc.                                                                 596,775
                                                                                                                       2,514,681
CAPITAL GOODS-- 16.29%
           75,500     Commscope, Inc.*                                                                                 1,250,469
            76,200    Cuno, Inc.*                                                                                      2,043,113
            35,800    Gardner Denver, Inc.*                                                                              762,540
           96,500     Gerber Scientific, Inc.                                                                            826,281
            82,700    Herman Miller, Inc.                                                                              2,377,625
            36,700    Roper Industries, Inc.                                                                           1,213,394
            23,300    Scott Technologies, Inc.                                                                           521,337
                                                                                                                      8,994,759
CONSUMER CYCLICAL-- 24.29%
            47,600    ADVO, Inc.                                                                                       2,112,250
            82,100    BJ's Wholesale Club, Inc.*                                                                       3,150,587
            11,500    Chemed Corp.                                                                                       386,687
            49,100    Enesco Group, Inc.                                                                                 230,156
            72,000    Huffy Corp.                                                                                        468,000
           117,800    La-Z Boy, Inc.                                                                                   1,855,350
            48,100    Penton Media, Inc.                                                                               1,292,688
            51,200    Rent-Way, Inc.*                                                                                    227,200
            73,200    Stein Mart, Inc.*                                                                                  850,950
            67,100    Stride Rite Corp.                                                                                  469,700
            55,600    True North Communications, Inc.                                                                  2,363,000
                                                                                                                      13,406,568
ENERGY -- 6.90%
            41,300    Nabors Industries, Inc.*                                                                         2,442,895
            81,900    Newpark Resources, Inc.                                                                            783,169
            52,900    Stolt Comex Seaway*                                                                                581,900
                                                                                                                       3,807,964
FINANCIAL-- 22.08%
            15,700    BancFirst Corp.                                                                                    623,094
           122,608    Cash America International, Inc.                                                                   536,410
            35,542    Commerce Bancorp, Inc.                                                                           2,430,184
           108,900    Golden State Bancorp, Inc.                                                                       3,423,544
            30,200    Golden State Bancorp, Inc. Litigation Tracking Warrants*                                            35,862
            11,500    Manufactured Home Communities                                                                      333,500
            26,104    New York Community Bancorp                                                                         959,322
            28,500    Prentiss Properties Trust                                                                          767,719
            48,600    SL Green Realty Corp.                                                                            1,360,800
            29,000    Stewart Information Services                                                                       643,437
            12,100    UCBH Holdings, Inc.                                                                                564,163
             1,600    White Mountains Insurance Group                                                                    510,400
                                                                                                                      12,188,435
HEALTH CARE-- 3.59%
             3,500    Parexel International Corp.*                                                                        37,844
            83,775    PSS World Medical, Inc.*                                                                           418,875
            53,500    Respironics, Inc.*                                                                               1,524,750
                                                                                                                       1,981,469
MISCELLANEOUS-- 8.67%
            65,500    Carlisle Companies, Inc.                                                                         2,812,406
            53,000    Kaman Corp. Cl. A                                                                                  894,375
            46,400    Sea Containers Ltd. Cl. A                                                                        1,009,200
             3,200    Sea Containers Ltd. Cl. B                                                                           68,800
                                                                                                                       4,784,781
TECHNOLOGY-- 7.86%
            24,000    Anadigics, Inc.*                                                                                   393,000
            27,700    Benchmark Electronics*                                                                             624,981
            11,200    Brooktrout, Inc.*                                                                                  106,050
            41,100    Cable Design Technologies                                                                          690,994
            71,900    Information Resources, Inc.*                                                                       238,169
            40,300    Newport News Shipbuilding, Inc.                                                                  2,095,600
            12,200    Xircom, Inc.*                                                                                      189,100
                                                                                                                       4,337,894
UTILITIES-- 2.71%
             4,200    CH Energy Group, Inc.                                                                              187,950
            20,100    Energen Corp.                                                                                      646,969
            20,500    NUI Corp.                                                                                          659,844
                                                                                                                       1,494,763
TRANSPORTATION-- 2.64%
            60,900    EGL, Inc.*                                                                                       1,457,794

TOTAL COMMON STOCKS                                                                                                   54,969,108
(Cost $41,883,007)

TOTAL INVESTMENTS-- 99.58%                                                                                            54,969,108
(Cost $41,883,007)

Other assets less liabilities-- 0.42%                                                                                    231,979

TOTAL NET ASSETS-- 100.00%                                                                                      $     55,201,087

The identified cost of investments owned at December 31, 2000, was the same for federal income tax and book purposes.

Net unrealized appreciation for federal income tax purposes was $13,086,100, which is comprised of unrealized appreciation of $19,577,521 and unrealized depreciation of $6,491,421.

*Non-income producing security

See accompanying Notes to Financial Statements.


Babson Growth Fund

The Babson Growth Fund's total return (price change and reinvested distributions) for the year ended December 31, 2000, was -7.85%. Although the return was negative, the Fund beat the broad market indexes (unmanaged Standard & Poor's 500 -9.10%, NASDAQ -39.29%) as well as the unmanaged Russell 1000 Growth Index, which dropped -22.42% for the same period.

Average annual compounded total returns for five and ten year periods as of December 31, 2000, were 16.42% and 15.54%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

In the worst year ever for the NASDAQ, and the first negative year for the S&P since 1990, the Babson Growth Fund performed very well on a relative basis. In doing so it has shown resilience to the style-driven performance swings experienced by many other competitors in its fund class.

Technology stocks performed poorly across all capitalization ranges. We believe that some exposure to these stocks is critical, but have sold or substantially trimmed a number of our technology positions to keep our focus on market dominant, industry leaders with solid fundamental growth prospects. Down from 43.6% in the first half, technology still remains our largest sector at 33.2% of our holdings.

Health care, consumer staples and drug stocks continued to outperform other growth sectors, and continue to represent strong percentages of the Portfolio.
We diversified our exposure within the energy sector. In anticipation of continued Fed easing we have given a greater weighting to the financial sector excluding banks as concerns over credit problems have made large-cap commercial banks less attractive. The financial sector makes up 18.1% of the portfolio as of year end vs. 9.6% on June 30, 2000.

We believe that adherence to fundamental analysis and disciplined stock selection are the most prudent strategies to follow going forward. We will continue to invest in those companies that have the management experience, financial strength and competitive advantages to enable them to generate sustained growth in earnings and profitability over the long-term.

The following are new positions in the last six months:

Advanced Fibre Communication - growth in broadband access market

Alcatel - diversified telecommunications equipment supplier with European exposure

Clear Channel Communications - well positioned in radio markets

Coastal - natural gas exposure

Fiserv - processing company with annuity like business

Juniper Networks - gaining market share vs. Cisco

Kinder Morgan - natural gas exposure

Lehman Brothers Holdings - broker that benefits from interest rate cuts

Merrill Lynch - broker that benefits from interest rate cuts

Morgan Stanley Dean Witter - broker that benefits from interest rate cuts

Nortel Networks - leader in optical equipment products

Oracle - leader in systems software products

PMC - Sierra - communications semiconductor leader

SDL - advanced optical components supplier

Sycamore Networks - leading edge optical systems supplier

Symantec - leader in internet security software

Tootsie Roll - added to the S&P 400

The following positions were eliminated during the last six months: Alcatel (pace of DSL rollout in question), Applied Materials (cyclical peak), Citrix Systems (pause in market acceptance of products), Flextronics (fully valued), Infinity Broadcasting (company being bought by Viacom, fully valued), KLA Tencor (cyclical peak), Lucent (missed product cycle), Qualcomm (inventory backup), Red Hat (market change in valuation of emerging concepts), Texas Instruments (cyclical peak), Tyco (fully valued) and Worldcom (deteriorating pricing environment).

Fund Composition
Top Ten Holdings:                                              % of Total
Pfizer, Inc.                                                       4.21
Federal Home Loan Mortgage Corp.                                   4.06
American International Group, Inc.                                 3.58
General Electric Co.                                               3.53
AT&T Corp. - Liberty Media Corp.                                   3.41
Nokia Corp.                                                        3.15
Medtronic, Inc.                                                    3.07
Citigroup, Inc.                                                    2.93
Microsoft Corp.                                                    2.68
Paychex, Inc.                                                      2.59
Total                                                             33.21%
Total Securities in Portfolio                                        59

As of December 31, 2000, schedule of investments. Subject to change.


Schedule of Investments
December 31, 2000 (unaudited)
BABSON GROWTH Fund
SHARES                COMPANY                                                                                       MARKET VALUE
COMMON STOCKS-- 101.52%
CAPITAL GOODS-- 5.02%
           305,700    General Electric Co.                                                                    $       14,654,494
           183,400    Solectron Corp.*                                                                                 6,217,260
                                                                                                                      20,871,754
CONSUMER CYCLICAL-- 2.56%
            85,600    Best Buy Company, Inc.*                                                                          2,530,550
           177,000    Home Depot, Inc.                                                                                 8,086,688
                                                                                                                      10,617,238
CONSUMER STAPLES-- 6.56%
            86,700    Anheuser-Busch Cos., Inc.                                                                        3,944,850
           102,000    Gillette Co.                                                                                     3,684,750
            53,400    PepsiCo, Inc.                                                                                    2,646,638
           120,900    Safeway, Inc.*                                                                                   7,556,250
           204,900    Tootsie Roll Industries*                                                                         9,438,206
                                                                                                                      27,270,694
ENERGY -- 4.31%
            98,600    Coastal Corp.                                                                                    8,707,613
           105,737    Exxon Mobil Corp.                                                                                9,192,510
                                                                                                                      17,900,123
FINANCIAL-- 18.11%
           150,918    American International Group, Inc.                                                              14,874,855
           238,166    Citigroup, Inc.                                                                                 12,161,351
           244,900    Federal Home Loan Mortgage Corp.                                                                16,867,488
           136,300    Fiserv, Inc.*                                                                                    6,465,731
            68,900    Lehman Brothers Holdings, Inc.                                                                   4,659,363
            67,200    Merrill Lynch & Co.                                                                              4,582,200
            61,900    Morgan Stanley Dean Witter & Co.                                                                 4,905,575
           221,418    Paychex, Inc.                                                                                   10,766,450
                                                                                                                      75,283,013
HEALTH CARE-- 16.49%
           103,200    American Home Products Corp.                                                                     6,558,360
           141,200    Bristol-Myers Squibb Co.                                                                        10,439,975
           106,400    Guidant Corp.                                                                                    5,738,950
            47,300    Johnson & Johnson                                                                                4,969,456
           211,800    Medtronic, Inc.                                                                                 12,787,425
           380,100    Pfizer, Inc.                                                                                    17,484,600
           173,218    Pharmacia Corp.                                                                                 10,566,298
                                                                                                                      68,545,064
MEDIA & ENTERTAINMENT-- 11.15%
           166,700    America Online, Inc.*                                                                            5,801,160
         1,045,300    AT&T Corp.-Liberty Media Corp.*                                                                 14,176,881
           171,800    Clear Channel Communications*                                                                    8,321,562
           212,500    Comcast Corp.                                                                                    8,778,906
           199,300    Cox Communications, Inc.*                                                                        9,279,906
                                                                                                                      46,358,415
TECHNOLOGY-- 33.21%
            53,200    Adobe Systems, Inc.                                                                              3,095,575
           219,500    Advanced Fibre Communication*                                                                    3,964,719
            77,000    Analog Devices, Inc.*                                                                            3,941,437
           123,900    Automatic Data Processing, Inc.                                                                  7,844,419
           199,700    Cisco Systems, Inc.*                                                                             7,638,525
           100,200    Corning, Inc.                                                                                    5,291,812
           125,200    EMC Corp.*                                                                                       8,325,800
           310,300    Intel Corp.                                                                                      9,386,575
            26,200    International Business Machines                                                                  2,227,000
            48,500    JDS Uniphase Corp.*                                                                              2,021,844
            44,100    Juniper Networks, Inc.*                                                                          5,559,356
            81,600    Linear Technology                                                                                3,774,000
            75,400    Maxim Integrated Products*                                                                       3,605,062
            81,250    Microchip Technology, Inc.*                                                                      1,782,422
           257,300    Microsoft Corp.*                                                                                11,160,388
           300,900    Nokia Corp.                                                                                     13,089,150
           171,000    Nortel Networks Corp.                                                                            5,482,688
           312,800    Oracle*                                                                                          9,090,750
            73,200    PMC - Sierra, Inc.*                                                                              5,755,350
            13,700    SDL, Inc.                                                                                        2,030,169
            24,300    Siebel Systems, Inc.                                                                             1,643,288
           258,800    Sun Microsystems, Inc.                                                                           7,214,050
            32,400    Sycamore Networks, Inc.*                                                                         1,206,900
           183,400    Symantec Corp.                                                                                   6,120,975
            31,800    Veritas Software Corp.*                                                                          2,782,500
            72,800    Vitesse Semiconductor Corp.*                                                                     4,026,750
                                                                                                                     138,061,504
TELECOMMUNICATIONS SERVICES-- 2.21%
           224,300    Qwest Communications International                                                               9,196,300

UTILITIES-- 1.90%
           151,500    Kinder Morgan, Inc.*                                                                             7,906,406

TOTAL COMMON STOCKS                                                                                                  422,010,511
(Cost $365,255,045)

TOTAL INVESTMENTS-- 101.52%                                                                                          422,010,511
(Cost $365,255,045)

Other assets less liabilities-- (1.52%)                                                                               (6,335,412)
TOTAL NET ASSETS-- 100.00%                                                                                      $    415,675,099

The identified cost of investments owned at December 31, 2000, was the same for federal income tax and book purposes.

Net unrealized appreciation for federal income tax purposes was $56,755,466, which is comprised of unrealized appreciation of $132,164,681 and unrealized depreciation of $75,409,215.

*Non-income producing security

See accompanying Notes to Financial Statements.


Shadow Stock Fund

Shadow Stock Fund has benefited nicely from the reversal of style experienced this year. Prior to the sector rotation, the market had become so focused on a few very large companies that the valuations of those stocks ballooned to historically high absolute levels. It took only a small percentage of capital reallocated from the big favorites to the smaller companies to result in a quick and dramatic price increase in the generally less liquid, smaller stocks.

Average annual compounded total returns for one, five and ten year periods as of December 31, 2000, were 11.31%, 12.24% and 14.85%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

The companies that we hold tended to be more harshly penalized than the overall small-cap sector (as measured by the unmanaged Russell 2000 Value Index) because of their small size. Average returns for the companies in the Russell 2000 Value that exceeded our size limitation were more than 80 percentage points greater than the returns of the remaining equities.

Though we expect a slowing economy, companies with good long-term earnings prospects will do well in this environment. In the case of a market correction, the reasonable valuations of the Fund's investments should reduce the risk of a setback. These same valuations should begin to attract attention if the market remains strong.

The following positions were added to the Fund in the second half of 2000: Allou Health & Beauty Care, wholesale medical goods, American Science & Energy, measuring devices, American Vanguard, agrochemicals, Amtran, air transport, Ashworth, apparel makers, Astronics and Ault, electric equipment, Brantley Capital, finance, Energy South, oil/gas, FTI Consulting, business services, Interstate National Dealer Services, insurance, Kellstrom Industries, transportation equipment, Matrix Bancorp, mortgages, Meritage, home building, Metro Information Services, data processing, Resortquest International, hotels, Spartan Stores, groceries, Sport Chalet, sporting goods, Allied Holdings and Motor Cargo Industries, truck transport, Video Display, semiconductors, and Opticnet, received as a spinoff from BEI Technologies.

The Fund owned ten companies  that were  acquired  during this six month period:
Cherry (acquired by CABO Acquisition), Berkshire Gas (by Energy East), CTG Resources (by Energy East), EnergyNorth (by Keyspan), Engle Homes (by Technical Olympic USA), Globe Business Resources (by Equity Residential Properties Trust), KLLM Transport Services (by High Road Acquistion), Providence Energy (by Southern Union), Seaway Food Town (by Spartan Stores) and Somerset Group (by First Indiana).

Four companies were sold because they exceeded market cap limits: AT&T Corp - Liberty Media, HS Resources, IFCO Systems and Liberty Livewire.

The following were eliminated because their price fell below the Fund's restriction: Analytical Surveys, Badger Paper Mills, Books-A-Million, Carmike Cinemas, Delia's, Dixie Group, First Cash, JLM Industries, Kitty Hawk, Lacrosse Footwear, Motorcar Parts & Accessories, Norstan, Programmer's Paradise, Reading Entertainment, Refac, Simione Central Holdings, Standard Management, Stephan and TRM Copy Center.

Fund Composition
Top Ten Holdings:                                              % of Total
Key Production, Inc.                                               2.29
Prima Energy Corp.                                                 1.94
NUI Corp.                                                          1.68
Stewart Information Services Corp.                                 1.60
National Western Life Insurance Co.                                1.49
Bell Microproducts, Inc.                                           1.34
Professionals Group, Inc.                                          1.26
American States Water Co.                                          1.25
Pitts-Des Moines, Inc.                                             1.25
South Jersey Industries, Inc.                                      1.23
Total                                                             15.33%
Total Securities in Portfolio                                       219

As of December 31, 2000, schedule of investments. Subject to change.


Schedule of Investments
December 31, 2000 (unaudited)
SHADOW STOCK FUND
SHARES                COMPANY                                                                                       MARKET VALUE
COMMON STOCKS-- 93.89%
BASIC MATERIALS-- 5.48%
            14,101    Aceto Corp.                                                                              $         126,909
            15,200    American Pacific Corp.*                                                                             83,600
             5,000    American Vanguard Corp.                                                                             62,812
             4,480    Baltek Corp.                                                                                        30,310
             7,300    American Biltrite, Inc.                                                                            104,025
             9,000    Energy South, Inc.                                                                                 189,000
            10,000    Meritage Corp.                                                                                     370,000
            22,300    Newmark Homes Corp.*                                                                               228,575
            15,000    PLM International, Inc.                                                                             50,625
            15,800    Pitt-Des Moines, Inc.                                                                              519,425
            26,700    Roanoke Electric Steel Corp.                                                                       277,013
            17,500    Tuscarora, Inc.                                                                                    231,875
                                                                                                                       2,274,169
CAPITAL GOODS-- 18.62%
            12,800    AG Services of America*                                                                            176,000
             4,400    Ablest, Inc.*                                                                                       23,100
            14,400    American Technical Ceramics Corp.*                                                                 144,000
            14,200    Amrep Corp.*                                                                                        57,688
            19,400    Associated Materials                                                                               307,975
             7,500    Badger Meter, Inc.                                                                                 172,500
            19,800    Baker (Michael) Corp.*                                                                             153,450
            18,700    Blonder Tongue Labs.*                                                                               58,438
            31,000    Building Materials Holding Corp.*                                                                  263,500
            27,800    Cascade Corp.                                                                                      446,537
            19,900    Ceradyne, Inc.*                                                                                    131,838
             1,800    Chicago Rivet & Machine Co.                                                                         29,925
            18,700    Coastcast Corp.                                                                                    327,250
            18,300    Diodes, Inc.*                                                                                      189,862
             7,315    Ecology and Environment, Inc. Cl. A                                                                 42,061
            36,800    Encore Wire Corp.*                                                                                 213,900
            14,800    Exponent, Inc.*                                                                                    141,525
            16,600    Fibermark, Inc.*                                                                                   129,687
            24,500    GP Strategies Corp.*                                                                               105,656
            13,600    Gehl Co.                                                                                           187,000
             3,150    Graham Corp.                                                                                        31,894
            28,537    Intermagnetics General Corp.                                                                       477,995
             5,300    Investors Title Co.                                                                                 83,475
             7,600    Liberty Homes, Inc. Cl. A                                                                           35,625
            19,400    M/I Schottenstein Homes, Inc.                                                                      469,237
            21,300    Mestek, Inc.*                                                                                      355,444
           14,112     Met-Pro Corp.                                                                                      145,354
             9,300    Nobility Homes, Inc.                                                                                53,475
             9,000    Noland Co.                                                                                         159,750
            15,800    Northwest Pipe Co.*                                                                                111,588
             3,000    Oilgear Co.                                                                                         29,062
             5,000    P & F Industries Cl. A*                                                                             25,625
             3,200    Penn Engineering & Manufacturing Corp. (voting)                                                    112,800
            11,900    Penn Engineering & Manufacturing Corp. (non-voting)                                                419,475
            10,600    Puerto Rican Cement Co., Inc.                                                                      312,700
             6,625    QEP Company, Inc.*                                                                                  26,914
             5,727    Sames Corp.                                                                                         62,281
            10,000    Selas Corp. of America                                                                              35,000
            11,000    Sifco Industries                                                                                    52,250
             2,368    Simione Central Holdings, Inc.*                                                                      7,696
            19,100    Sizeler Property Investors                                                                         132,506
            13,800    SL Industries, Inc.                                                                                157,837
           15,639     Southwest Water Co.                                                                                232,630
            10,300    Summa Industries*                                                                                   86,263
            40,350    Symmetricom, Inc.*                                                                                 393,413
            25,700    URS Corp.*                                                                                         377,469
             7,700    United States Lime & Mineral                                                                        38,500
                                                                                                                       7,728,150
CONSUMER CYCLICAL-- 9.83%
            17,900    AC Moore Arts & Crafts, Inc.*                                                                      146,556
            21,600    Amplicon, Inc.                                                                                     222,750
            23,000    Amtran, Inc.*                                                                                      361,100
             8,000    Black Hawk Gaming & Development*                                                                    54,000
             9,000    Childtime Learning Centers, Inc.*                                                                   58,500
             6,750    Decorator Industries, Inc.                                                                          17,719
             9,500    Duckwall-Alto Stores, Inc.*                                                                         55,812
            16,500    Ellis (Perry) International, Inc.*                                                                  90,750
             9,300    ELXSI Corp.*                                                                                        86,025
             9,750    Equinox Systems, Inc.*                                                                              94,453
             1,700    Federal Screw Works                                                                                 71,612
            13,100    Gart Sports Co.*                                                                                   131,000
            30,400    Gottschalks, Inc.*                                                                                 125,400
             9,000    Interstate National Dealer Services*                                                                51,750
            9,807     Knape & Vogt Manufacturing Co.                                                                     128,717
            21,500    Maxwell Shoe, Inc. Cl. A*                                                                          231,125
            22,300    Mazel Stores, Inc.*                                                                                 64,112
             4,500    McRae Industries, Inc. Cl. A                                                                        23,625
            31,900    Navigant International, Inc.*                                                                      259,187
            14,300    Nobel Learning Communities, Inc.*                                                                   80,438
            14,100    OroAmerica, Inc.*                                                                                  111,038
            15,800    Rex Stores Corp.*                                                                                  262,675
            10,100    Rocky Shoes & Boots, Inc.*                                                                          39,138
            35,200    RPC, Inc.                                                                                          510,400
            11,300    S & K Famous Brands, Inc.*                                                                          76,275
            24,639    Supreme Industries, Inc. Cl. A                                                                      69,297
            38,600    Tarrant Apparel Group*                                                                             139,925
             7,800    Weyco Group, Inc.                                                                                  188,175
            10,828    Wolohan Lumber Co.                                                                                 116,401
            31,100    Workflow Management, Inc.*                                                                         213,813
                                                                                                                       4,081,768
CONSUMER STAPLES-- 5.97%
            11,550    Bowl America, Inc. Cl. A                                                                            94,205
             9,300    Cagle's, Inc. Cl. A                                                                                 93,000
            15,800    Chalone Wine Group Ltd.                                                                            129,362
             1,700    Foodarama Supermarkets, Inc.*                                                                       26,350
             3,200    Genesee Corp. Cl. B                                                                                116,000
            48,400    Ingles Markets, Inc. Cl. A                                                                         487,025
            17,425    Marsh Supermarkets, Inc. Cl. A                                                                     272,266
            28,125    Marsh Supermarkets, Inc. Cl. B                                                                     355,078
             5,000    Max & Erma's Restaurants                                                                            43,750
            38,400    Quaker Fabric Corp.*                                                                               153,600
            29,650    Sanderson Farms, Inc.                                                                              222,375
            32,400    Spartan Stores, Inc.*                                                                              194,400
            14,000    Swiss Army Brands, Inc.*                                                                            84,000
             9,200    Triple S Plastics, Inc.*                                                                           208,150
                                                                                                                       2,479,561
ENERGY -- 5.07%
            10,300    Adams Resources & Energy, Inc.                                                                     146,775
             9,400    American Science & Energy, Inc.*                                                                    43,475
            28,300    Key Production, Inc.*                                                                              949,819
             9,100    Maynard Oil Co.*                                                                                   159,250
            22,950    Prima Energy Corp.*                                                                                803,250
                                                                                                                       2,102,569
FINANCIAL-- 18.03%
            19,700    Aegis Realty, Inc.                                                                                 199,462
             6,900    American Business Financial Services                                                                40,106
             7,370    Amwest Insurance Group, Inc.                                                                        10,134
            10,500    BancInsurance Corp.                                                                                 45,938
             7,300    Brantley Capital Corp.                                                                              62,962
            24,100    Capitol Transamerica Corp.                                                                         299,744
            15,452    Cotton States Life and Health Insurance Co.                                                        177,698
             6,000    DeWolfe Companies, Inc.                                                                             51,000
            21,000    Donegal Group, Inc.                                                                                199,500
            20,000    EMC Insurance Group, Inc.                                                                          235,000
            19,520    First Albany Companies, Inc.                                                                       158,600
            16,200    First International Bancorp                                                                        106,312
            11,000    First Investors Financial Services Group, Inc.*                                                     42,625
            20,497    JW Genesis Financial Corp.                                                                         233,153
            15,000    Kaye Group, Inc.                                                                                   116,250
             6,000    KBK Capital Corp.*                                                                                  18,000
            22,100    Kennedy Wilson, Inc.                                                                                96,687
            13,000    Matrix Bancorp, Inc.*                                                                               92,625
             5,000    Merchants Group, Inc.                                                                               87,500
            14,883    Meridian Insurance Group, Inc.                                                                     430,677
            17,400    Midland Co.                                                                                        482,850
             6,100    Minuteman International, Inc.                                                                       53,375
             3,250    National Security Group, Inc.                                                                       60,125
             6,000    National Western Life Insurance Co.*                                                               618,375
            15,400    Navigators Group, Inc.*                                                                            205,013
            28,900    PMC Capital, Inc.                                                                                  231,200
            16,500    Penn-America Group, Inc.                                                                           125,813
            19,000    Penn Treaty American Corp.*                                                                        332,500
            21,730    Professionals Group, Inc.                                                                          522,878
            28,500    PXRE Corp.                                                                                         482,719
            17,200    South Jersey Industries, Inc.                                                                      511,700
            29,900    Stewart Information Services Corp.                                                                 663,406
            13,612    Trenwick Group, Inc.                                                                               337,748
             2,200    Vulcan International Corp.                                                                          75,900
             4,600    Ziegler (The) Companies, Inc.                                                                       75,900
                                                                                                                       7,483,475
HEALTH CARE-- 0.50%
            10,000    Allou Health & Beauty Care, Inc.*                                                                   32,500
             6,100    Kewaunee Scientific                                                                                 68,625
            18,600    Merit Medical Systems, Inc.*                                                                       104,625
                                                                                                                         205,750
MEDIA & ENTERTAINMENT-- 0.15%
             8,600    Ault, Inc.*                                                                                         60,200

MISCELLANEOUS-- 6.28%
            16,000    Allied Holdings, Inc.*                                                                              44,000
            18,400    Andersons, Inc.                                                                                    158,700
            26,000    Ashworth, Inc.*                                                                                    169,000
             8,910    Astronics Corp. Cl. A                                                                              106,920
               891    Astronics Corp. Cl. B                                                                                8,910
            31,400    Dave & Buster's, Inc.*                                                                             345,400
            15,400    Detection Systems, Inc.                                                                            274,313
            12,600    Edelbrock Corp.                                                                                    129,150
             2,250    FRM Nexus, Inc.*                                                                                       773
            12,500    FTI Consulting, Inc.*                                                                              128,125
            21,750    Hardinge, Inc.                                                                                     309,937
            19,800    Hoenig Group, Inc.                                                                                 215,325
            29,000    Metro Information Services*                                                                        166,750
             2,250    MFC Development Corp.*                                                                               5,044
            15,500    Primesource Corp.                                                                                   69,750
             4,500    Programming and Systems, Inc.*                                                                          45
             8,900    Prophet 21, Inc.*                                                                                   48,950
            18,000    Resortquest International, Inc.*                                                                   110,250
             2,700    Scope Industries                                                                                   120,319
            12,000    Sport Chalet, Inc.*                                                                                 63,000
            12,000    Sun Hydraulics Corp.                                                                                79,500
             7,300    Video Display*                                                                                      53,838
                                                                                                                       2,607,999
TECHNOLOGY-- 8.74%
             2,800    Allen Organ Co. Cl. B                                                                              148,400
            32,000    BEI Technologies, Inc.                                                                             372,000
            35,100    Bell Microproducts, Inc.*                                                                          557,213
            12,700    CPAC, Inc.                                                                                          77,787
            10,000    Data Research Associates, Inc.                                                                      60,000
            16,600    Dataram Corp.*                                                                                     192,975
            19,200    Del Global Technologies Corp.                                                                       33,600
            19,900    DRS Technologies, Inc.*                                                                            266,163
             7,800    Eastern (The) Co.                                                                                  102,375
            26,300    EDO Corp.                                                                                          193,963
            14,700    Franklin Electronic Publishers, Inc.*                                                               67,987
            18,900    Integrated Measurement System, Inc.*                                                               150,019
            14,100    Interphase Corp.*                                                                                  124,256
            23,000    Kellstrom Industries, Inc.                                                                          67,562
             5,500    Koss Corp.*                                                                                        132,688
            24,400    Ontrack Data International*                                                                        163,175
             8,000    Opticnet, Inc.                                                                                          80
            25,800    Powell Industries, Inc.*                                                                           328,950
             4,600    Quipp, Inc.                                                                                        117,012
            35,900    RWD Technologies, Inc.*                                                                            109,944
            22,000    Semitool, Inc.*                                                                                    213,125
             9,800    II-VI, Inc.*                                                                                       148,837
                                                                                                                       3,628,111
TRANSPORTATION & SERVICES-- 2.52%
            12,000    International Shipholding Corp.                                                                     75,000
             5,900    Kenan Transport Co.                                                                                144,919
             9,000    Marten Transport, Ltd.*                                                                            107,437
            13,000    Motor Cargo Industries, Inc.*                                                                       87,750
            15,500    Old Dominion Freight Line, Inc.*                                                                   147,250
            18,100    Pam Transportation Services*                                                                       145,366
            10,600    Petroleum Helicopters, Inc.                                                                        137,634
            20,200    Transport Corporation of America, Inc.*                                                             88,375
            17,000    USA Truck, Inc.*                                                                                    93,500
             3,350    VSE Corp.                                                                                           18,425
                                                                                                                       1,045,656
UTILITIES-- 12.70%
            14,100    American States Water Co.                                                                          519,938
             4,000    Atrion Corp.                                                                                        59,000
            17,900    Bangor Hydro-Electric Co.                                                                          459,806
             4,554    California Water Services Group                                                                    122,958
            26,900    Cascade Natural Gas Corp.                                                                          506,056
            12,700    Chesapeake Utilities Corp.                                                                         236,537
            11,800    Connecticut Water Service, Inc.                                                                    361,375
             4,000    Delta Natural Gas Company, Inc.                                                                     78,000
             3,883    Energy East Corp.                                                                                   76,447
             6,000    Florida Public Utilities Co.                                                                        96,000
            13,500    Green Mountain Power Corp.                                                                         168,750
             3,900    Maine Public Service Co.                                                                           102,862
            12,200    Middlesex Water Co.                                                                                411,750
            21,700    NUI Corp.                                                                                          698,469
             4,500    RGC Resources, Inc.                                                                                 86,625
             4,800    SJW Corp.                                                                                          489,600
            20,100    St. Joseph Light & Power Co.                                                                       492,450
            11,476    UNITIL Corp.                                                                                       304,114
                                                                                                                       5,270,737

TOTAL COMMON STOCKS                                                                                                   38,968,145
(Cost $34,246,435)

 FACE
AMOUNT                DESCRIPTION                                                                                   MARKET VALUE
REPURCHASE AGREEMENT-- 5.41%
$        2,245,000    UMB Bank, n.a.,
                           5.40%, due January 2, 2001
                           (Collateralized by Federal National
                           Mortgage Association Discount
                           Notes, due January 22, 2001 with
                           a value of $2,290,733)                                                                      2,245,000
(Cost $2,245,000)

TOTAL INVESTMENTS-- 99.30%                                                                                            41,213,145
(Cost $36,491,435)

Other assets less liabilities-- 0.70%                                                                                    291,577

TOTAL NET ASSETS-- 100.00%                                                                                       $    41,504,722

The identified cost of investments owned at December 31, 2000, was the same for federal income tax and book purporses.

Net unrealized appreciation for federal income tax purposes was $4,721,710, which is comprised of unrealized appreciation of $10,710,495 and unrealized depreciation of $5,988,785.

*Non-income producing security

See accompanying Notes to Financial Statements.


Babson Value Fund

Throughout the summer and into the fourth quarter bad news seemed to beget bad news in the once high-flying internet-dominated technology sector, and the NASDAQ Composite Index reacted accordingly. By the end of the year that Index had declined 51% from its high. Investors frustrated and confused by disappointing earnings reports and reduced growth forecasts from technology companies found a safer haven in "old economy" stocks as the quarter progressed.

The stock market abhors uncertainty, and uncertainty was in strong supply. From a presidential election that went into overtime to an obviously slowing economy that the Fed seemed reluctant to do anything about, the broad market reacted as it typically does: it languished and trended downward. As the year drew to a close, many investors sold stocks to capture losses for the year which created an oversupply that further pressured stock prices.
For the six months ended December 31, 2000, Babson Value Fund's total return (price change and reinvested distributions) was 14.94%, outperforming the unmanaged S&P/Barra Value Index, 10.59% and the unmanaged Standard & Poor's 500 Index which was -8.71%.

Average annual compounded total returns for one, five and ten year periods as of December 31, 2000, were 9.06%, 12.67% and 16.19%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

In 2000 we continued to stay the value course and remained committed to our value-driven convictions. We did not fall victim to "style drift" by being seduced into buying stocks that were overvalued on either an absolute or relative basis, as attractive as the fundamental businesses of those companies might have been. Rather, we invested and reinvested in companies with compelling valuations, attractive prospects, positive earnings and cash flow, and in sound financial condition. We believe buying quality out-of-favor stocks at deeply discounted valuations is a recipe for long-term successful investing.

Portfolio additions for the six month period: Burlington Northern Santa Fe and Union Pacific, transportation, McDonald's and General Motors, consumer cyclical, Rockwell International, capital goods, Sabre Holdings, technology and Sempra Energy, utility.

Portfolio liquidations for the six month period: Aetna (ING acquired non-health business), CSX and Norfolk Southern (dividend concerns and weakening fundamentals), Dana (potential asbestos liability concerns), U.S. Bancorp (lack of revenue growth and weak fundamentals), Wallace Computer (weak fundamentals) and Xerox (tax loss selling).

Fund Composition
Top Ten Holdings:                                             % of Total
Allstate Corp.                                                     4.28
Student Loan Corp.                                                 4.18
Tenet Healthcare Corp.                                             4.02
National City Corp.                                                3.88
UnitedHealth Group, Inc.                                           3.81
Boeing Co.                                                         3.74
Wells Fargo & Co.                                                  3.66
Duke Energy Corp.                                                  3.50
USA Education, Inc.                                                3.40
American Express Co.                                               3.35
Total                                                             37.82%
Total Securities in Portfolio                                        41

As of December 31, 2000, schedule of investments. Subject to change.


Schedule of Investments
December 31, 2000 (unaudited)
BABSON VALUE Fund
SHARES                COMPANY                                                                                       MARKET VALUE
COMMON STOCKS-- 96.83%
BASIC MATERIALS-- 10.84%
           239,000    duPont (E.I.) deNemours & Co.                                                           $       11,546,688
           200,100    Potlatch Corp.                                                                                   6,715,856
            55,400    Martin Marietta Materials, Inc.                                                                  2,343,420
           398,000    Millennium Chemicals, Inc.                                                                       7,213,750
           352,000    USX-U.S. Steel Group                                                                             6,336,000
           264,500    Weyerhaeuser Co.                                                                                13,423,375
           177,100    Willamette Industries, Inc.                                                                      8,312,631
                                                                                                                      55,891,720
CAPITAL GOODS-- 12.72%
           292,000    Boeing Co.                                                                                      19,272,000
           202,100    Hanson PLC, ADR                                                                                  6,921,925
           320,772    Lockheed Martin Corp.                                                                           10,890,209
           467,700    Raytheon Co. Cl. B                                                                              14,527,931
           293,900    Rockwell International                                                                          13,996,988
                                                                                                                      65,609,053
CONSUMER CYCLICAL-- 12.75%
           116,100    General Motors Corp.                                                                             5,913,844
           268,700    Harcourt General, Inc.                                                                          15,369,640
           670,000    Limited, Inc.                                                                                   11,431,875
           452,000    McDonald's Corp.                                                                                15,368,000
           163,600    Sabre Holdings Corp.                                                                             7,055,250
           306,500    Sears, Roebuck & Co.                                                                            10,650,875
                                                                                                                      65,789,484
CONSUMER STAPLES-- 7.89%
           398,700    Albertson's, Inc.                                                                               10,565,550
           384,000    Diageo PLC, ADR                                                                                 17,040,000
           436,000    Fortune Brands, Inc.                                                                            13,080,000
                                                                                                                      40,685,550
ENERGY -- 8.43%
           275,732    BP Amoco PLC                                                                                    13,200,669
           223,500    Royal Dutch Petroleum Co.                                                                       13,535,719
           538,300    Sempra Energy                                                                                   12,515,475
           153,200    USX-Marathon Group                                                                               4,251,300
                                                                                                                      43,503,163
FINANCIAL-- 28.08%
           507,000    Allstate Corp.                                                                                  22,086,187
           314,700    American Express Co.                                                                            17,288,831
           273,000    Chase Manhattan Corp.*                                                                          12,404,438
           294,666    Citigroup, Inc.                                                                                 15,046,383
           696,000    National City Corp.                                                                             20,010,000
           396,200    Student Loan Corp.                                                                              21,568,138
           258,050    USA Education, Inc.                                                                             17,547,400
           339,330    Wells Fargo & Co.                                                                               18,896,439
                                                                                                                     144,847,816
HEALTH CARE-- 7.83%
           466,900    Tenet Healthcare Corp.*                                                                         20,747,869
           320,000    UnitedHealth Group, Inc.                                                                        19,640,000
                                                                                                                      40,387,869
TECHNOLOGY-- 2.91%
           216,000    Apple Computer, Inc.                                                                             3,213,000
           139,000    International Business Machines Corp.                                                           11,815,000
                                                                                                                      15,028,000
TRANSPORTATION-- 1.88%
           107,000    Burlington Northern Santa Fe Corp.                                                               3,029,437
           164,707    KLM Royal Dutch Airlines                                                                         3,705,908
            58,000    Union Pacific Corp.*                                                                             2,943,500
                                9,678,845
UTILITIES-- 3.50%
           211,930    Duke Energy Corp.                                                                               18,067,032

TOTAL COMMON STOCKS                                                                                                  499,488,532
(Cost $296,430,820)

 FACE
AMOUNT                DESCRIPTION                                                                                   MARKET VALUE
REPURCHASE AGREEMENT-- 2.91%
$       15,000,000    UMB Bank, n.a.,
                           5.40%, due January 2, 2001
                           (Collateralized by Federal National
                           Mortgage Association Discount
                           Notes, due January 22, 2001 with
                         a value of $15,300,101)                                                                      15,000,000
(Cost $15,000,000)

TOTAL INVESTMENTS-- 99.74%                                                                                           514,488,532
(Cost $311,430,820)

Other assets less liabilities-- 0.26%                                                                                  1,338,948

TOTAL NET ASSETS-- 100.00%                                                                                       $   515,827,480

The identified cost of investments owned at December 31, 2000, was the same for federal income tax and book purposes.

Net unrealized appreciation for federal income tax purposes was $203,057,713, which is comprised of unrealized appreciation of $213,083,634 and unrealized depreciation of $10,025,921.

*Non-income producing security

See accompanying Notes to Financial Statements.


Babson-Stewart Ivory International Fund

The second half of 2000 was difficult for growth companies, with international markets reacting nervously to higher interest rates, volatile oil prices and the possibility of an economic slowdown. Under these market conditions value sectors and defensive areas such as pharmaceuticals and financials performed best. Sectors hard hit were telecommunications, technology and media, sectors well represented in the portfolio.

Comparisons against the unmanaged Morgan Stanley Capital International (MSCI) EAFE and other indices are as follows:

Investment Results -- Total Return
                                                Periods Ended 12/31/00
                                       FOURTH Quarter           Previous Twelve
                                              2000                    Months
Babson-Stewart Ivory Intl Fund               -6.30%                  -14.48%
MSCI EAFE* Index**                           -2.62%                  -13.96%
MSCI World Index**                           -6.11%                  -12.92%
S&P 500 Index**                              -7.82%                   -9.10%
Lipper International Funds
      (avg. funds 754 and
      696, respectively)                     -4.75%                  -15.60%

 *Europe, Australia, Far East
**unmanaged

Average annual compounded total returns for five and ten year periods ended December 31, 2000, were 7.94% and 9.71%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

It has become increasingly evident that the rate of global growth is weakening, and the danger that a healthy slowdown in the U.S. may slide into recession is now a much greater worry for investors than any resurgence in inflation. The recent sharp fall in the oil price reflects this changed environment, and the central banks look set to continue to lower interest rates in the coming months.

In the UK, the economy is experiencing a relatively gentle slowdown moving back towards its long-term growth rate. In Continental Europe, although leading indicators are falling, economic growth in the Euro-zone still remains at a healthy annualized level of over 3%. Having been weak for most of 1999, the Euro staged a strong rally in the last quarter and appears to have begun its recovery.

In Japan unemployment has risen to an eight year high, retail sales have continued to decline and economic weakness in the U.S. will severely impact exports. Elsewhere in Asia, the impact of any deceleration in the rate of U.S. economic growth will also be pronounced. However, developments in China are encouraging as growth has accelerated again after slowing for seven years, and there has been a revival in activity in Hong Kong.

We continue to favor Europe over Asia. The economic background in Europe looks much more supportive for corporate profits, and there are continuing signs of corporate changes that will benefit equity investment.

The prospect of falling interest rates should provide a considerable boost for equity markets, but there may also be disappointment as the economic slowdown impacts on corporate earnings. During a volatile final quarter last year many investors became unnerved by the valuations prevailing in the higher growth sectors, but we are confident that premium ratings can still be justified for stocks genuinely able to deliver above average earnings growth.

New holdings included: Amvescap (finance), Centrica (utility) and Pearson (media) in the UK, in Europe we added Essilor (healthcare -- France), Ergo (insurance -- Germany) and Sonera (mobile telecoms -- Finland), and as shareholders in MTG we received shares in Metro newspaper (Sweden) at no charge. In Japan we added holdings in Murata (electronic equipment) and Nippon Telegraph & Telephone (telecom). In the Pacific we added China Resources Enterprise (food and beverage).

Complete disposals were: BBA, Cattles, Hays and SSL International in the UK, Lafarge and BNP (France), DePfa (Germany), KPN (Netherlands) and Syngenta (spin-off of the agribusiness divisions of Novartis and AstraZeneca -- Switzerland) in Continental Europe. In Japan we sold TDK, Mizuho and NTT. In the Pacific we sold China Mobile (Hong Kong) and SK (Korea).

Fund Diversification
                                                                Percent
                                                                of Total
Basic Materials                                                    3.0%
Capital Goods                                                     14.9%
Consumer Cyclical                                                 14.1%
Consumer  Staples                                                  4.5%
Energy                                                             5.3%
Financial                                                         19.1%
Health Care                                                       14.2%
Technology                                                        10.7%
Telecommunications Services                                       10.0%
Utilities                                                          3.3%
Cash & Equivalents                                                 0.9%

As of December 31, 2000, schedule of investments. Subject to change.


Schedule of Investments
December 31, 2000 (unaudited)
BABSON-STEWART IVORY INTERNATIONAL FUND
SHARES                COMPANY                                                                                       MARKET VALUE
COMMON STOCKS-- 99.14%
AUSTRALIA-- 1.41%
            75,000    Broken Hill Proprietary
                           (Resources)                                                                        $          790,963
            30,000    Lend Lease
                           (Real estate)                                                                                 279,399
                                                                                                                       1,070,362
BELGIUM -- 1.16%
            20,000    Colruyt
                           (Food retailer)                                                                               882,660
BRAZIL -- 1.11%
            36,767    Tele Norte Leste
                           (Telecoms)                                                                                    838,747
FINLAND -- 2.13%
            24,000    Nokia
                           (Telecom equipment)                                                                         1,070,460
            30,000    Sonera
                           (Telecoms)                                                                                    543,681
                                                                                                                       1,614,141
FRANCE -- 8.17%
             8,666    AXA-UAP
                               (Insurance, financial services)                                                         1,253,155
             2,000    Essilor
                           (Eyeglass lenses)                                                                             652,605
            10,000    L'Oreal
                           (Cosmetics)                                                                                   857,307
             7,000    Pinault-Printemps-Redoute
                           (Specialty retailing)                                                                       1,504,559
            13,000    Total
                           (Oil major)                                                                                 1,933,588
                                                                                                                       6,201,214
DENMARK -- 1.44%
            16,000    ISS*
                           (Cleaning and maintenance services)                                                         1,089,799
GERMANY -- 5.69%
             6,000    Ergo
                           (Insurance)                                                                                 1,014,120
             6,500    Fresenius
                           (Pharmaceuticals, medical equipment)                                                        1,733,394
            20,000    Schering
                           (Pharmaceuticals)                                                                           1,136,190
            13,000    SCM Microsystems*
                           (Computer hardware design)                                                                    435,790
                                                                                                                       4,319,494
HONG KONG-- 5.14%
           285,000    Asia Satellite
                           (Satellite operator)                                                                          591,946
           720,000    China Resources Enterprise
                           (Conglomerate)                                                                                918,497
           990,000    HK & China Gas
                           (Gas utility)                                                                               1,459,672
1,070,000             Swire Pacific Cl. B
                           (Trading, airlines, real estate)                                                              932,856
                                                                                                                       3,902,971
IRELAND -- 1.12%
            70,000    Kerry Group
                           (Food manufacturer)                                                                           852,022
ITALY -- 3.03%
           100,000    BIPOP-CARIRE
                           (Banking)                                                                                     652,605
           120,000    Luxottica
                           (Eyeglass frames)                                                                           1,650,000
                                                                                                                       2,302,605
JAPAN -- 22.47%
            41,100    Credit Saison
                           (Credit card services)                                                                        879,019
           150,000    Daihatsu Motor
                           (Specialty vehicles)                                                                        1,127,099
             4,500    Disco
                           (Semiconductor equipment)                                                                     244,052
            35,000    Fuji Photo
                           (Film)                                                                                      1,463,436
            38,000    Hosiden
                           (Electronic components)                                                                     1,429,321
            19,000    Hoya
                           (Opto-electronics)                                                                          1,396,081
            79,000    Japan Airport Terminal
                           (Airport operator)                                                                            725,595
            33,000    Marui
                           (Department stores)                                                                           497,944
             8,000    Murata
                           (Electronic equipment)                                                                        937,719
            40,000    NEC
                           (Integrated electronics)                                                                      731,281
            65,000    Nippon Comsys
                           (Telecoms engineering)                                                                      1,165,588
               139    Nippon Telegraph & Telephone
                           (Telecoms)                                                                                  1,000,674
            53,000    Nomura
                           (Securities house)                                                                            952,720
            45,000    Omron
                           (Industrial controls)                                                                         934,876
            14,000    Secom
                           (Security services)                                                                           912,351
            11,700    Sony
                           (Consumer electronics)                                                                        808,520
            16,000    Takeda
                           (Pharmaceuticals, chemicals)                                                                  946,116
            41,000    Terumo
                           (Medical equipment)                                                                           896,606
                                                                                                                      17,048,998
LUXEMBOURG-- 1.29%
             6,500    SES Astra
                           (Satellite broadcasting)                                                                      976,560
MEXICO -- 0.89%
            15,000    Telefonos de Mexico
                           (Telecom)                                                                                     676,875
NETHERLANDS-- 6.22%
            40,000    Buhrmann
                           (Office products supplier)                                                                  1,072,338
            20,000    ING Groep
                           (Financial services)                                                                        1,597,802
            25,000    Philips
                           (Integrated electronics)                                                                      915,994
            23,000    VNU
                           (Publishing)                                                                                1,130,603
                                                                                                                       4,716,737
PORTUGAL -- 1.60%
           132,250    Portugal Telecom
                           (Telecom utility)                                                                           1,209,540
SINGAPORE-- 0.78%
           125,680    Overseas Union Bank
                           (Banking)                                                                                     587,764
SPAIN -- 2.54%
            66,666    BBVA
                           (Banking)                                                                                     992,200
            56,405    Telefonica*
                           (Telephone utility)                                                                           932,171
                                                                                                                       1,924,371
SWEDEN -- 4.69%
            80,000    L.M. Ericsson
                           (Telecom equipment)                                                                           911,113
             4,500    Metro Cl. A*
                           (Newspaper )                                                                                   33,849
            10,500    Metro Cl. B*
                           (Newspaper)                                                                                    95,667
            20,000    Modern Times*
                           (Broadcasting, media)                                                                         529,717
           150,000    Nordea
                           (Banking)                                                                                   1,136,243
            46,000    Securitas
                           (Security/cleaning services)                                                                  852,845
                                                                                                                       3,559,434
SWITZERLAND -- 5.33%
            10,000    ABB
                           (Engineering and machinery)                                                                 1,065,766
               900    Novartis
                           (Pharmaceuticals and chemicals)                                                             1,590,783
               500    Vontobel
                           (Banking)                                                                                   1,388,118
                                                                                                                       4,044,667
UNITED KINGDOM-- 22.93%
            38,688    Amvescap
                           (Finance)                                                                                     794,861
            18,000    AstraZeneca
                           (Pharmaceuticals)                                                                             908,395
            84,000    Bank of Scotland
                           (Banking)                                                                                     879,864
           165,000    Capita Group
                           (Facilities management)                                                                     1,233,623
           290,000    Centrica
                           (Utility)                                                                                   1,124,204
            97,000    Electrocomponents
                           (Electronics)                                                                                 960,192
           110,000    Energis*
                           (Telecoms)                                                                                    740,173
            31,864    GlaxoSmithKline Beecham*
                           (Pharmaceuticals)                                                                             900,514
            76,000    Lloyds TSB
                           (Banking)                                                                                     804,591
            52,800    Logica
                           (Computer software)                                                                         1,381,657
           350,000    Morrison Supermarkets
                           (Supermarkets)                                                                                952,506
            30,000    Pearson
                           (Media)                                                                                       713,258
           140,000    Sage
                           (Accounting software services)                                                                642,157
           148,000    Shell
                           (Oil major)                                                                                 1,214,961
           223,208    Spirent
                           (Electric components)                                                                       2,127,168
           550,000    Vodafone AirTouch
                           (Cellular telephone network)                                                                2,019,029
                                                                                                                      17,397,153

TOTAL COMMON STOCKS                                                                                                   75,216,114
(Cost $60,378,369)


FACE AMOUNT            DESCRIPTION                                                                                  MARKET VALUE
REPURCHASE AGREEMENT-- 3.05%
$        2,316,000    State Street Bank and Trust Co.,
                           3.50%, due January 2, 2001
                           (Collateralized by U.S.Treasury Bills,
                           8.50%, due February 15, 2020 with
                           a value of $2,362,960)                                                                      2,316,000
(Cost $2,316,000)

TOTAL INVESTMENTS-- 102.19%                                                                                           77,532,114
(Cost $62,694,369)

Other assets less liabilities-- (2.19%)                                                                               (1,660,991)

TOTAL NET ASSETS-- 100.00%                                                                                      $     75,871,123

The identified cost of investments owned at December 31, 2000, was the same for federal income tax and book purposes.

Net unrealized appreciation for federal income tax purposes was $14,837,745, which is comprised of unrealized appreciation of $15,014,416 and unrealized depreciation of $176,671.

*Non-income producing security

See accompanying Notes to Financial Statements.


Babson Bond Trust

The Portfolios held up well in a very negative environment for corporate bonds, thanks to our high-quality bias and our lack of high-yield exposure. U.S. Treasuries were the best performers of 2000. However,our focus on credit-sensitive sectors detracted somewhat from our numbers. For the year ended December 31, 2000, total investment returns (price change and reinvested distributions) for Portfolio L and S were 9.93% and 9.62%, respectively, compared to the Lehman Brothers Aggregate Bond and Intermediate Gov't./Corp. Indices which returned 11.63% and 10.10%, respectively.

Average annual compounded total returns for Portfolio L for five and ten year periods as of December 31, 2000, were 5.62% and 7.36%, respectively. For Portfolio S, total returns for five and ten year periods were 5.85% and 6.98%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

As of year-end the portfolios were overweighted (vs. the market) in commercial mortgage-backed securities, which did better than corporate bonds. Energy holdings did very well this year (Petro-Geo, Tosco) amid sharply higher oil and natural gas prices. Exposure to California rate reduction securities hurt performance in the fourth quarter, as the possibility of corporate bankruptcy became a concern. These asset-backed securities have weakened in sympathy with regular corporate debt, despite being well protected even if the utility company files Chapter 11. We remain comfortable holding these bonds.

We have been adding selectively to corporates and (to a lesser extent) mortgages for the latter half of 2000. This has worked against the portfolios in light of corporate bond under- performance throughout the year. Longer term, we feel that corporates represent excellent value and will eventually outperform, given their historically cheap levels.

We expect additional rate cuts by the Federal Reserve in 2001 in light of the recent significant slowdown in domestic economic growth. This makes us cautious of the mortgage-backed sector because of the risk of higher prepayments. An active Fed should lead to better business conditions over time and thus improved performance of corporate bonds.

Quality Ratings
                                    Portfolio L                 Portfolio S
Aaa                                    45.9%                        53.0%
Aa                                      5.8%                         7.7%
A                                      26.0%                        20.2%
Lower                                  22.3%                        19.1%
Total                                 100.0%                       100.0%

Source: Moody's


Schedule of Investments
December 31, 2000 (unaudited)
Babson Bond Trust - Portfolio L
                                                                                                  Principal
Description                                                                                         Amount             Market Value
CORPORATE BONDS-- 56.00%
BANKS AND FINANCE-- 13.79%
American Stores Co., 8.00%, due June 1, 2026                                                 $       1,650,000      $    1,604,163
Associates Corporation North America, 5.80%, due April 20, 2004                                      1,000,000             983,010
Boeing Capital Corp., 7.10%, due September 27, 2005                                                    535,000             558,053
Ford Motor Credit, 7.60%, due August 1, 2005                                                         1,545,000           1,589,002
GMAC, 7.75%, due January 19, 2010                                                                    2,415,000           2,492,328
Hellenic Republic, 6.95%, due March 4, 2008                                                          1,300,000           1,347,970
Interpublic Group Co., 7.875%, due October 15, 2005                                                    550,000             561,693
Kimco Realty Corp., 7.86%, due November 1, 2007                                                        500,000             519,635
Southern Investments UK PLC, 6.375%, due November 15, 2001                                           1,300,000           1,289,613
SunTrust Banks, Inc., 6.00%, due February 15, 2026                                                   2,200,000           2,128,984
Unilever Capital Corp., 6.75%, due November 1, 2003                                                    550,000             560,043
                                                                                                    13,545,000          13,634,494
COMMUNICATIONS-- 9.22%
A T & T Capital Corp., 6.875%, due January 16, 2001                                                  1,265,000           1,261,015
BellSouth Savings & Employee Stock Ownership Trust,
  9.19%, due July 1, 2003                                                                              618,499             642,751
Cox Communications, Inc., 7.75%, due November 1, 2010                                                  600,000             621,114
Qwest Communications, 7.50%, due November 1, 2008                                                    1,000,000           1,027,550
Tele Communications, Inc., 8.75%, due February 15, 2023                                              1,000,000           1,008,440
Telefonica Europe, 7.35%, due September 15, 2005                                                       575,000             580,900
Time Warner Entertainment Company LP,
  8.375%, due March 15, 2023                                                                         1,000,000           1,082,920
Time Warner, Inc., 9.15%, due February 1, 2023                                                       1,350,000           1,562,166
WorldCom, Inc., 8.00%, due May 15, 2006                                                              1,300,000           1,331,902
                                                                                                     8,708,499           9,118,758
DIVERSIFIED-- 8.16%
Continental Airlines, 7.256%, due March 15, 2020                                                       763,355             770,279
Continental Airlines, 8.048%, due November 1, 2020                                                     792,801             852,594
Delta Airlines, 7.379%, due May 18, 2010                                                               420,000             433,037
Fred Meyer Inc., 7.45, due May 18, 2010                                                                450,000             458,357
International Business Machines Corp.,
  6.22%, due August 1, 2027                                                                          1,500,000           1,490,310
Keyspan Corp., 7.25%, due November 15, 2005                                                            450,000             467,901
Lucent Technologies, Inc., 6.90%, due July 15, 2001                                                  1,700,000           1,695,597
Safeway, Inc., 6.05%, due November 15, 2003                                                            550,000             545,237
Visteon Corp., 8.25%, due August 1, 2010                                                               325,000             316,371
Wal-Mart Stores, 6.875%, due August 10, 2009                                                         1,000,000           1,043,580
                                                                                                     7,951,156           8,073,263
INDUSTRIALS-- 13.80%
Airgas, Inc., 7.14%, due March 8, 2004                                                               1,650,000           1,682,192
Avnet, Inc., 8.20%, due October 17, 2003                                                               550,000             548,559
Cardinal Health, Inc., 6.00%, due January 15, 2006                                                   1,835,000           1,754,150
Comdisco, Inc., 6.375%, due November 30, 2001                                                        3,675,000           3,381,000
Dominion Resources, Inc., 7.82%, due September 15, 2004                                                450,000             464,368
Georgia-Pacific Corp., 9.625%, due March 15, 2022                                                    1,500,000           1,324,560
Oslo Seismic Services, Inc., 8.28%, due June 1, 2011                                                 1,793,724           1,901,688
Petroleum Geo-Services A/S, 7.50%, due March 31, 2007                                                1,500,000           1,448,385
Tosco Corp., 7.25%, due January 1, 2007                                                                625,000             646,313
Tyco International, 6.25%, due June 15, 2003                                                           500,000             492,915
                                                                                                    14,078,724          13,644,130
U.S. DOLLAR DENOMINATED CANADIAN SECURITIES-- 7.14%
Canadian National Railway Co., 7.00%, due March 15, 2004                                             1,950,000           1,970,104
Newfoundland Province of Canada, 7.32%, due October 13, 2023                                         1,950,000           1,999,589
Ontario Province of Canada, 5.50%, due October 1, 2008                                               1,000,000             962,370
Quebec Province of Canada, 7.50%, due September 15, 2029                                             2,000,000           2,134,400
                                                                                                     6,900,000           7,066,463
UTILITIES-- 3.89%
Consolidated Edison Company NY, Inc., 6.15%, due July 1, 2008                                        2,000,000           1,917,920
Illinois Power Special Purpose Trust, Cl. A-6,
  5.54%, due June 25, 2009                                                                           2,000,000           1,927,500
                                                                                                     4,000,000           3,845,420

TOTAL CORPORATE BONDS                                                                               55,183,379          55,382,528
(Cost $55,828,661)

ASSET-BACKED BONDS-- 5.95%
California Infrastructure & Economic Development Bank Special Purpose Trust
     6.22%, due March 25, 2004                                                                       1,000,000           1,000,620
     6.42%, due September 25, 2008                                                                   2,500,000           2,522,850
Comed Transitional Funding Trust, 5.63%, due June 25, 2009                                           1,400,000           1,365,980
MBNA Master Credit Card Trust II, 5.90%, due August 15, 2011                                         1,000,000             987,800

TOTAL ASSET-BACKED BONDS                                                                             5,900,000           5,877,250
(Cost $5,887,458)

COMMERCIAL MORTGAGE-BACKED BONDS-- 6.72%
DLJ Commercial Mortgage Corp., 6.11%, due December 10, 2007                                          2,100,784           2,097,276
JP Morgan Commercial Mortgage Financial Corp.,
     6.507%, due October 15, 2035                                                                    1,500,000           1,509,750
Nomura Asset Securities Corp., 6.59%, due March 17, 2028                                             3,000,000           3,040,500

TOTAL COMMERCIAL MORTGAGE-BACKED BONDS                                                               6,600,784           6,647,526
(Cost $6,658,697)

U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES AND
GOVERNMENT SPONSORED ENTERPRISES-- 29.33%

U.S. GOVERNMENTAL AGENCY-- 9.04%
*Government National Mortgage Association
     7.50%, due March 15, 2007                                                                          72,125              73,940
     7.50%, due July 15, 2007                                                                          106,096             109,198
     8.00%, due October 15, 2007                                                                       168,836             174,323
     8.00%, due November 15, 2009                                                                    2,120,121           2,191,675
     9.50%, due April 15, 2016                                                                          19,124              20,187
     9.50%, due January 15, 2019                                                                        54,718              57,898
     8.00%, due May 15, 2022                                                                           254,399             262,029
     7.00%, due March 15, 2024                                                                       2,622,829           2,641,661
     8.00%, due December 15, 2026                                                                    3,069,530           3,152,008
Small Business Administration guaranteed development participation certificates
     9.80%, due July 1, 2008                                                                            86,915              95,960
     10.05%, due August 1, 2008                                                                         51,782              52,852
     10.05%, due April 1, 2009                                                                         100,656             104,301
                                                                                                     8,727,131           8,936,032
U.S. GOVERNMENT SECURITIES-- 5.65%
U.S. Treasury Bonds
     5.625%, due February 15, 2006                                                                   1,000,000           1,023,280
     8.125%, due May 15, 2021                                                                        3,500,000           4,566,415
                                                                                                     4,500,000           5,589,695
*GOVERNMENT SPONSORED ENTERPRISES-- 14.64%
Federal Home Loan Mortgage Corporation
     7.75%, due April 1, 2008                                                                          122,282             125,166
     7.75%, due November 1, 2008                                                                        24,407              24,982
     8.00%, due August 1, 2009                                                                          16,931              17,338
     8.25%, due October 1, 2010                                                                        201,798             206,096
     9.00%, due June 1, 2016                                                                            70,676              73,193
     8.00%, due October 1, 2018                                                                        115,388             118,091
     9.00%, due October 1, 2018                                                                         48,297              50,013
     7.50%, due February 1, 2021                                                                       771,833             790,488
     6.00%, due November 1, 2028                                                                     5,734,609           5,557,180
     7.50%, due February 1, 2030                                                                     1,446,994           1,469,148
Federal National Conventional Loan
     7.50%, due September 1, 2020                                                                    2,275,368           2,308,770
     7.00%, due October 1, 2029                                                                        568,820             569,707
     7.00%, due February 1, 2030                                                                       381,067             381,662
     7.00%, due February 1, 2030                                                                        27,301              27,344
     7.00%, due February 1, 2030                                                                       952,725             954,211
     7.00%, due October 1, 2030                                                                         31,531              31,580
Federal National Mortgage Association
     7.00%, due December 1, 2007                                                                       256,691             260,064
     8.25%, due January 1, 2009                                                                        101,541             103,516
     8.00%, due February 1, 2009                                                                       108,596             110,412
     8.50%, due July 1, 2013                                                                            24,469              24,499
     9.50%, due June 25, 2018                                                                           89,097              95,194
     9.25%, due October 1, 2020                                                                         59,114              61,980
     6.50%, due March 1, 2029                                                                        1,131,028           1,115,476
                                                                                                    14,560,563          14,476,110
TOTAL U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES
AND GOVERNMENT SPONSORED ENTERPRISES                                                                27,787,694          29,001,837
(Cost $28,512,940)

REPURCHASE AGREEMENT-- 1.17%
UMB Bank, n.a., 5.40%, due January 2, 2001
     (Collateralized by Federal National Mortgage Association Discount Notes,
     due January 22, 2001 with a value of $1,183,213)                                                1,160,000           1,160,000
(Cost $1,160,000)

TOTAL INVESTMENTS-- 99.17%                                                                                              98,069,141
(Cost $98,047,756)

Other assets less liabilities-- 0.83%                                                                                      821,651

TOTAL NET ASSETS-- 100.00%                                                                                       $      98,890,792

The identified cost of investments owned at December 31, 2000, was the same for federal income tax and book purposes.

Net unrealized  depreciation for federal income tax purposes was $21,835,  which
is  comprised  of  unrealized   appreciation   of  $1,527,728   and   unrealized
depreciation of $1,505,893.

*Mortgage-backed securities

See accompanying Notes to Financial Statements.


Schedule of Investments
December 31, 2000 (unaudited)
Babson Bond Trust - Portfolio S
                                                                                                   Principal
Description                                                                                         Amount             Market Value
CORPORATE BONDS-- 47.19%
BANKS AND FINANCE-- 10.71%
Associates Corporation North America,
5.80%, due April 20, 2004                                                                    $         500,000    $        491,505
Boeing Capital Corp., 7.10%, due September 27, 2005                                                    165,000             172,110
GMAC, 7.75%, due January 19, 2010                                                                      700,000             722,414
Hellenic Republic, 6.95%, due March 4, 2008                                                            375,000             388,838
Interpublic Group Co., 7.875%, due October 15, 2005                                                    175,000             178,721
Kimco Realty Corp., 7.86%, due November 1, 2007                                                        150,000             155,890
Southern Investments UK PLC, 6.375%, due November 15, 2001                                             300,000             297,603
SunTrust Banks, Inc., 6.00%, due February 15, 2026                                                     700,000             677,404
Unilever Capital Corp., 6.75%, due November 1, 2003                                                    175,000             178,195
                                                                                                     3,240,000           3,262,680
COMMUNICATIONS-- 7.61%
A T & T Capital Corp., 6.875%, due January 16, 2001                                                    350,000             348,898
BellSouth Savings & Employee Stock Ownership Trust,
9.19%, due July 1, 2003                                                                                448,483             466,068
Cox Communication, 7.75%, due November 1, 2010                                                         150,000             155,278
Quest Communications, 7.50%, due November 1, 2008                                                      300,000             308,265
Telefonica Europe, 7.35%, due September 15, 2005                                                       150,000             151,539
Time Warner Entertainment Company L.P.,
     8.375%, due March 15, 2023                                                                        300,000             324,876
WorldCom, Inc., 8.00%, due May 15, 2006                                                                550,000             563,497
                                                                                                     2,248,483           2,318,421
DIVERSIFIED-- 7.99%
Continental Airlines, 7.256%, due March 15, 2020                                                       224,236             226,269
Continental Airlines, 8.048%, due November 1, 2020                                                     232,885             250,449
Delta Airlines, 7.379%, due May 18, 2010                                                               130,000             134,035
Fred Meyer, Inc., 7.45%, due March 1, 2008                                                             150,000             152,785
International Business Machines Corp.,
     6.22%, due August 1, 2027                                                                         400,000             397,416
Lucent Technologies, Inc., 6.90%, due July 15, 2001                                                    375,000             374,029
Keyspan Corp., 7.25%, due November 15, 2005                                                            140,000             145,569
Safeway, Inc., 6.05%, due November 15, 2003                                                            150,000             148,701
Tyco International, 6.25%, due June 15, 2003                                                           150,000             147,875
Visteon Corp., 8.25%, due August 1, 2010                                                               100,000              97,345
Wal-Mart Stores, 6.875%, due August 10, 2009                                                           345,000             360,035
                                                                                                    2,397,121            2,434,508
INDUSTRIALS-- 13.05%
Airgas, Inc., 7.14%, due March 8, 2004                                                                 550,000             560,731
Avnet, Inc., 8.20%, due October 17, 2003                                                               175,000             174,542
Comdisco, Inc., 6.375%, due November 30, 2001                                                        1,000,000             920,000
Dominion Resource, 7.820%, due September 15, 2004                                                      150,000             154,790
Ford Motor Credit Company, 7.375%, due October 28, 2009                                                700,000             698,236
Georgia-Pacific Corp., 9.125%, due July 1, 2022                                                        375,000             329,280
Oslo Seismic Services, Inc., 8.28%, due June 1, 2011                                                   448,430             475,422
Petroleum Geo-Services A/S, 7.50%, due March 31, 2007                                                  500,000             482,795
Tosco Corp., 7.25% , due January 1, 2007                                                               175,000             180,967
                                                                                                     4,073,430           3,976,763
TRANSPORTATION-- 2.00%
Burlington Northern Santa Fe Corp., 6.05%, due March 15, 2031                                          400,000             399,088
Wisconsin Central Transportation Corp.,
     6.625%, due April 15, 2008                                                                        225,000             210,346
                                                                                                       625,000             609,434
U.S. DOLLAR DENOMINATED CANADIAN SECURITIES-- 4.57%
Canadian National Railway Co., 7.00%, due March 15, 2004                                               500,000             505,155
Ontario Province of Canada, 5.50%, due October 1, 2008                                                 450,000             433,067
Quebec Province of Canada, 7.50%, due September 15, 2029                                               425,000             453,560
                                                                                                     1,375,000           1,391,782
UTILITIES-- 1.26%
Consolidated Edison Company NY, Inc., 6.15%, due July 1, 2008                                          400,000             383,584

TOTAL CORPORATE BONDS                                                                               14,359,034          14,377,172
(Cost $14,428,900)

ASSET-BACKED BONDS-- 7.60%
California Infrastructure & Economic Development Bank Special Purpose Trust
     6.22%, due March 25, 2004                                                                         300,000             300,186
     6.42%, due September 25, 2008                                                                     150,000             151,371
Comed Transitional Funding Trust, 5.63%, due June 25, 2009                                           1,100,000           1,073,270
MBNA Master Credit Card Trust II, 5.90%, due August 15, 2011                                           800,000             790,240

TOTAL ASSET-BACKED BONDS                                                                             2,350,000           2,315,067
(Cost $2,309,100)

COMMERCIAL MORTGAGE-BACKED BONDS-- 5.69%
DLJ Commercial Mortgage Corp., 6.11%, due December 10, 2007                                            672,249             671,126
JP Morgan Commercial Mortgage Financial Corp.,
     6.507%, due October 15, 2035                                                                      250,000             251,625
Nomura Asset Securities Corp., 6.59%, due March 17, 2028                                               800,000             810,800

TOTAL COMMERCIAL MORTGAGE-BACKED BONDS                                                               1,722,249           1,733,551
(Cost $1,736,205)

U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES AND
GOVERNMENT SPONSORED ENTERPRISES-- 37.54%
U.S. GOVERNMENTAL AGENCY-- 6.32%
Government National Mortgage Association
     8.00%, due October 15, 2007                                                                        12,241              12,638
     8.00%, due November 15, 2009                                                                      380,468             393,309
     7.50%, due October 15, 2011                                                                       222,224             228,611
     7.50%, due November 15, 2011                                                                      269,252             276,990
     9.50%, due September 15, 2019                                                                      11,132              11,793
     8.00%, due December 15, 2022                                                                      162,344             167,213
     7.00%, due May 15, 2024                                                                           504,007             507,626
     8.00%, due November 15, 2026                                                                      304,785             312,975
Small Business Administration guaranteed development participation certificates
     9.80%, due July 1, 2008                                                                            14,486              15,993
                                                                                                     1,880,939           1,927,148
U.S. GOVERNMENT SECURITIES-- 6.68%
U.S. Treasury Bonds
     11.125%, due August 15, 2003                                                                      700,000             799,638
     7.25%, due August 15, 2004                                                                        250,000             267,265
U.S. Treasury Notes
     5.625%, due February 15, 2006                                                                     450,000             460,476
     6.25%, due June 30, 2002                                                                          500,000             506,405
                                                                                                     1,900,000           2,033,784
*GOVERNMENT SPONSORED ENTERPRISES-- 24.54%
Federal Home Loan Mortgage Corporation
     8.25%, due July 1, 2008                                                                            10,169              10,264
     8.00%, due January 1, 2012                                                                        319,703             329,693
     9.00%, due June 1, 2016                                                                            57,084              59,117
     8.00%, due May 1, 2017                                                                             39,384              40,306
     9.00%, due May 15, 2021                                                                            67,862              70,576
     6.00%, due November 1, 2028                                                                     1,764,495           1,709,902
     7.50%, due February 1, 2030                                                                       723,497             734,574
Federal National Mortgage Association
     5.625%, due March 15, 2001                                                                      2,000,000           1,997,820
     7.125%, due February 15, 2005                                                                     200,000             210,094
     7.00%, due December 1, 2007                                                                        47,671              48,298
     8.25%, due January 1, 2009                                                                         10,577              10,783
     9.25%, due October 1, 2020                                                                         31,113              32,621
     6.50%, due March 1, 2029                                                                          904,822             892,381
     7.50%, due September 1, 2029                                                                      682,611             692,631
     7.00%, due December 1, 2029                                                                       611,622             612,576
     7.00%, due February 1, 2030                                                                        24,082              24,120
                                                                                                     7,494,692           7,475,756
TOTAL U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES
AND GOVERNMENT SPONSORED ENTERPRISES                                                                11,275,631          11,436,688
(Cost $11,405,189)

REPURCHASE AGREEMENT-- 0.98%
UMB Bank, n.a., 5.40%, due January 2, 2001
     (Collateralized by Federal National Mortgage Association Discount Notes,
     due January 22, 2001 with a value of $306,759)                                                    300,000             300,000
(Cost $300,000)

TOTAL INVESTMENTS-- 99.00%                                                                                              30,162,478
(Cost $30,179,394)

Other assets less liabilities-- 1.00%                                                                                      303,750

TOTAL NET ASSETS-- 100.00%                                                                                      $       30,466,228

The identified cost of investments owned at December 31, 2000, was the same for federal income tax and book purposes.

Net unrealized depreciation for federal income tax purposes was $16,781 which is comprised of unrealized appreciation of $456,822 and unrealized depreciation of $473,603.

*Mortgage-backed securities

See accompanying Notes to Financial Statements.


Babson Money Market Fund

During the fourth quarter of 2000, the Babson Prime and Babson Federal Portfolios were combined to create the current Babson Money Market Fund. The investment parameters of the Babson Prime Portfolio remained in use after the merger of these two Portfolios.

As of year-end the majority of the Fund was invested in Commercial Paper (61% A1/P1 and 24% A1+/P1) with the balance in Government Agencies (16%). The Fund had an average life of approximately 53 days at the end of the year, and was well diversified by both sectors and maturities.

With the weakening economy, the Fund made use of higher quality commercial paper and agency paper to avoid problem credits. Individual credit selection will remain important during 2001 as economic considerations may well impact certain companies.

Commercial paper yields remained in a fairly narrow range during the second half of 2000 until late in the fourth quarter. Then year-end pressures allowed the Fund to purchase attractively priced issues maturing early in the new year.

We remain committed to focusing on quality and liquidity, with maturities occurring every few days. This rollover structure allows the Fund to take advantage of current rates, investing shorter or longer depending on the shape of the money market curve.

The seven-day yield for Babson Money Market Fund was 5.99%, as of December 31, 2000. An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Schedule of Investments
December 31, 2000 (unaudited)
BABSON MONEY MARKET FUND
                                                                                               Principal
Description                                                                                      Amount               Market Value
SHORT-TERM CORPORATE NOTES-- 84.73%
Alltel Corporation, 6.52%, due January 10, 2001                                              $         600,000  $          599,022
Alltel Corporation, 6.47%, due March 9, 2001                                                           700,000             691,571
Anheuser-Busch Companies, Incorporated,
     6.47%, due February 27, 2001                                                                    1,100,000           1,088,731
BellSouth Telephone, 6.50%, due January 16, 2001                                                     1,100,000           1,097,021
CIT Group, Incorporated, 6.45%, due January 31, 2001                                                   800,000             795,700
Caterpillar Financial Services, 6.45%, due March 6, 2001                                               360,000             355,872
Caterpillar Financial Services, 6.37%, due April 19, 2001                                            1,200,000           1,177,068
Coca-Cola Company, 6.48%, due January 18, 2001                                                       1,165,000           1,161,435
Coca-Cola Company, 6.51%, due January 25, 2001                                                         320,000             318,611
Donnelley & Sons, 6.52%, due January 29, 2001                                                        1,765,000           1,756,049
duPont (E.I.) deNemours & Company, 6.30%, due March 8, 2001                                          1,700,000           1,680,365
Duke Energy Corporation, 6.48%, due January 24, 2001                                                 1,700,000           1,692,962
Eastman Kodak Company, 6.50%, due February 9, 2001                                                   1,725,000           1,712,853
Emerson Electric Company, 6.50%, due January 22, 2001                                                  325,000             323,768
Florida Power Corporation, 6.60%, due January 23, 2001                                               1,750,000           1,742,942
Ford Motor Credit Company, 6.50%, due January 17, 2001                                               1,315,000           1,311,201
General Electric Capital Company, 6.53%, due January 11, 2001                                          100,000              99,819
General Electric Capital Company, 6.60%, due February 23, 2001                                         155,000             153,494
General Electric Capital Company, 6.82%, due February 23, 2001                                         500,000             494,980
General Motors Acceptance Corporation,
     6.51%, due January 18, 2001                                                                       450,000             448,617
General Motors Acceptance Corporation,
     6.48%, due January 30, 2001                                                                     1,255,000           1,248,449
Heinz (H.J.) Company, 6.48%, due February 6, 2001                                                    1,400,000           1,390,928
Johnson & Johnson, 6.29%, due February 14, 2001                                                      1,300,000           1,290,006
Motorola, Incorporated, 6.30%, due March 27, 2001                                                    1,550,000           1,526,944
Newell Rubbermaid, 6.47%, due January 19, 2001                                                       1,220,000           1,216,053
Pacific Gas & Electric, 6.52%, due January 31, 2001                                                    770,000             765,816
Pfizer, Incorporated, 6.48%, due January 11, 2001                                                      280,000             279,496
South Carolina E & G, 6.43%, due February 1, 2001                                                      700,000             696,124
South Carolina E & G, 6.45%, due February 5, 2001                                                      750,000             745,297
Toyota Motor Credit, 6.48%, due January 26, 2001                                                     1,525,000           1,518,137
Unilever Capital, 6.43%, due March 2, 2001                                                           1,470,000           1,454,247
Verizon Net Fund, 6.48%, due February 2, 2001                                                        1,700,000           1,690,208
Walt Disney Company, 6.29%, due May 14, 2001                                                         1,440,000           1,406,537
Wisconsin Electric Power, 6.58%, due January 12, 2001                                                1,280,000           1,277,426

TOTAL SHORT-TERM CORPORATE NOTES                                                                    35,470,000          35,207,749
(Cost $35,207,749)

GOVERNMENT SPONSORED ENTERPRISES-- 15.99%
Federal Home Loan Banks Discount Notes
     6.375%, due February 16, 2001                                                                     225,000             223,167
     6.39%, due February 28, 2001                                                                    1,550,000           1,534,043
     6.32%, due March 28, 2001                                                                         850,000             837,167
     5.80%, due June 27, 2001                                                                          125,000             121,435
Federal Home Loan Mortgage Corporation Discount Notes
     6.42%, due January 25, 2001                                                                       300,000             298,716
     6.39%, due March 1, 2001                                                                        1,340,000           1,325,967
     6.15%, due March 22, 2001                                                                       1,220,000           1,203,327
     5.58%, due August 16, 2001                                                                      1,140,000           1,099,889

TOTAL GOVERNMENT SPONSORED ENTERPRISES                                                               6,750,000           6,643,711
(Cost $6,643,711)

TOTAL INVESTMENTS-- 100.72%                                                                                             41,851,460
(Cost $41,851,460)

Other assets less liabilities-- (0.72%)                                                                                  (299,559 )

TOTAL NET ASSETS-- 100.00%                                                                                      $       41,551,901

The identified cost of investments owned at December 31, 2000, was the same for financial statement and federal income tax purposes.


Babson Tax-Free Income Fund

On October 31st the Babson Tax-Free Income Portfolio S was merged into Portfolio L to create what is now called the Babson Tax-Free Income Fund. Going forward, we believe that the increased size of the combined portfolio will provide us with the opportunity to enhance investment returns for our shareholders.

Declining interest rates fueled municipal bond fund performance during 2000. Tax-exempt interest rates peaked in May and subsequently fell for the remainder of the year. Municipals staged a powerful rally during the fourth quarter and as a result, the municipal market posted its strongest performance in five years. In fact, municipal bonds were one of the top performing asset classes of 2000.

For the six month period ended December 31, 2000, the Tax-Free Income Fund's total investment return (price change and reinvested distributions) was 8.94% compared to the Lipper General Municipal Bond Index return of 6.57%.

Average annual compounded total returns for one, five and ten year periods as of December 31, 2000, were 10.58%, 4.87% and 6.45%. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

During 2000, longer maturities significantly outperformed shorter maturities. Interest rates declined uniformly across the yield curve, but the increased price sensitivity of longer maturities propelled the long end of the market. The Babson Tax-Free Income Fund has always focused on higher quality securities and this strategy enhanced the Fund's performance during 2000. With a slowdown in the domestic economy, the potential for erosion in credit quality becomes greater. Therefore, careful selection of credits for inclusion in the Fund remains critical to future performance.

The market is poised to benefit from declining supply in Treasuries. State and local government General Obligations are considered to be very low risk fixed income investments and are currently very attractive relative to yields available on Treasuries. Additionally, the market may benefit from increased allocations from investors nervous over the continued volatility in the stock market. Investors who had a portion of their assets invested in municipal bonds during 2000 saw their municipal bond portfolios cushion a portion of the negative performance from their equity portfolios.

As a result of the incoming Bush administration, we should expect to hear more talk from Washington D.C. about tax-reform. It is expected that the initial focus will be on Estate Tax Reform and the Marriage Penalty, but any reduction in federal income tax brackets in the near future will impact valuations of municipal bonds.

Quality Ratings
Aaa                                                                 68%
Aa                                                                  26%
A                                                                    4%
Lower                                                                2%
Total                                                              100%

Source: Moody's


Schedule of Investments
December 31, 2000 (unaudited)
Babson Tax-Free Income Fund
                                                                                                Principal
Description                                                                                      Amount               Market Value
ALABAMA
Jefferson County Sewer, 5.00%, due February 1, 2033                                          $       1,000,000  $          951,250

Arizona
Arizona Water Infrastructure, 5.50%, due October 1, 2010                                               500,000             541,875
Chandler (Pre-refunded), 6.90%, due July 1, 2005                                                        30,000              30,717
Chandler, 6.90%, due July 1, 2005                                                                      970,000             992,300
Maricopa County Unified School District,
     6.40%, due July 1, 2005                                                                           500,000             534,375
Maricopa County Unified School District #48,
     9.25%, due July 1, 2007                                                                           500,000             638,750

ARKANSAS
Arkansas, Series B, 0.00%, due June 1, 2010                                                          1,000,000             648,750

CALIFORNIA
Santa Rosa Water, Series B, 6.00%, due September 1, 2015                                               500,000             581,250
University of California, Series D, 5.75%, due July 1, 2013                                          1,000,000           1,072,500

CONNECTICUT
Bridgeport, Series A, 6.00%, due July 15, 2014                                                       1,000,000           1,121,250
DISTRICT OF COLUMBIA
District of Columbia, Series A, 5.75%, due June 1, 2003                                                675,000             698,625
District of Columbia, Series A, 5.75%, due June 1, 2003                                                325,000             329,063

FLORIDA
Dade County, 0.00%, due October 1, 2027                                                             1,000,000              218,750
Miami-Dade County, Series A, 0.00%, due October 1, 2015                                                500,000             229,375
Palm Beach County Airport, 7.75%, due October 1, 2010                                                  500,000             522,060
Tampa (Catholic Health Care East),
     4.875%, due November 15, 2023                                                                     500,000             473,125

HAWAII
Hawaii State, 5.50%, due September 1, 2006                                                             500,000             530,625

ILLINOIS
Chicago, Series B, 5.125%, due January 1, 2022                                                       1,000,000           1,005,000
Chicago Public Building, 5.375%, due February 1, 2005                                                  250,000             260,625
Du Page & Will Counties Community School District #204,
     7.25%, due December 30, 2004                                                                      500,000             552,500
Metro Pier & Expo Tax Authority, 5.375%, due December 15, 2017                                       1,000,000           1,032,500

INDIANA
Indiana Bond Bank Special Program, Series 94 A-1,
     5.60%, due August 1, 2015                                                                         500,000             516,875
Kokomo Center, 6.75%, due July 15, 2007                                                                250,000             283,750
Purdue University, 5.375%, due July 1, 2006                                                            500,000             526,250

LOUISIANA
St. Tammany Parish Hospital Service District #2
     (Slidell Memorial Hospital & Medical Center),
6.125%, due October 1, 2011                                                                            500,000             536,250

MASSACHUSETTS
Foxborough, 6.00%, due June 1, 2014                                                                  1,000,000           1,111,250
Framingham, 6.00%, due March 1, 2015                                                                   500,000             551,250
Massachusetts Health & Education, Series D,
     5.75%, due July 1, 2014                                                                           500,000             523,125
Massachusetts State Consolidated Loan,
     5.75%, due February 1, 2007                                                                       500,000             538,125

MICHIGAN
Hartland, 6.00%, due May 1, 2020                                                                     1,000,000           1,082,500
Jackson Public Schools, 6.00% due May 1, 2013                                                        1,000,000           1,113,750
Lanse Creuse, 5.00%, due May 1, 2009                                                                   500,000             519,375
Utica Community Schools, 5.375%, due May 1, 2005                                                       500,000             523,125

MISSOURI
Sikeston Electric, 5.80%, due June 1, 2002                                                             500,000             511,875

NEVADA
Clark County School District, Series A,
     6.75%, due March 1, 2007                                                                          500,000             507,100
Washoe County Hospital, Series A, 5.25%, due June 1, 2001                                              500,000             502,355
Washoe County (Reno Sparks Bowling Facility), Series A,
     5.40%, due July 1, 2006                                                                           500,000             523,750

NEW HAMPSHIRE
New Hampshire Higher Education & Health Facility
     (Franklin Pierce Law Center), 5.50%, due July 1, 2018                                             500,000             489,375

NEW JERSEY
New Jersey Turnpike, 10.375%, due January 1, 2003                                                       90,000              96,750

NEW YORK
Battery Park City, 6.00%, due November 1, 2003                                                         500,000             523,750
New York City Transit, 5.50%, due November 1, 2007                                                     500,000             537,500
New York Medical Care Finance Agency, Series F,
     6.00%, due August 15, 2002                                                                        500,000             514,375
New York Medical Care Finance Agency, Series A,
     5.40%, due August 15, 2004                                                                        130,000             130,850
New York State Thruway Authority Highway,
     5.50%, due April 1, 2005                                                                          500,000             526,250

OHIO
Columbus City School District (Pre-refunded 12/1/02),
     6.65%, due December 1, 2012                                                                       500,000             533,125
Ohio Public Facilities, 5.125%, due June 1, 2011                                                     1,000,000           1,053,750

RHODE ISLAND
Rhode Island Depositors Economic Protection Corp.,
     Series B, 5.80%, due August 1, 2009                                                               500,000             550,625

SOUTH CAROLINA
Jefferson Cnty, 6.00%, due December 15, 2006                                                           500,000             546,250

TEXAS
Frisco Independent School District, 6.50% due August 15, 2015                                        1,000,000           1,131,250
Houston, Series C, 5.90%, due March 1, 2003                                                            140,000             142,975
Houston, Series C, 5.90%, due March 1, 2003                                                            360,000             366,750
San Antonio Electric & Gas, 5.75%, due February 1, 2011                                                295,000             301,909
San Antonio Electric & Gas, 5.75%, due February 1, 2011                                                205,000             210,586
San Antonio Electric & Gas, 5.75%, due February 1, 2015                                                500,000             536,875

WASHINGTON
Tacoma Conservation System Project (Tacoma Public Utilities),
     6.50%, due January 1, 2012                                                                        500,000             535,000
Seattle Municipal Light & Power, 5.625%, due December 1, 2016                                        1,000,000           1,052,500
Seattle Water System, 5.75%, due July 1, 2023                                                        1,000,000           1,043,750
Washington Public Power Supply System Nuclear Project #2,
     Series B, 5.10%, due July 1, 2004                                                                 500,000             512,500

WISCONSIN
Milwaukee Metropolitan Sewer District, Series A, 6.00%,
     due October 1, 2007                                                                               500,000             549,375

WYOMING
Lincoln County, Fltg Rate, 4.85%, due November 1, 2014                                               1,500,000           1,500,000

TOTAL MUNICIPAL SECURITIES-- 97.45%                                                                                     36,222,040
(Cost $34,844,496)

REPURCHASE AGREEMENT-- 0.54%
UMB Bank, n.a., 5.40%, due January 2, 2001
     (Collateralized by Federal National Mortgage Association Discount Notes,
     due January 22, 2001 with a value of $204,174)                                                    200,000             200,000
(Cost $200,000)

TOTAL INVESTMENTS-- 97.99%                                                                                              36,422,040
(Cost $35,044,496)
Other assets less liabilities-- 2.01%                                                                                      748,725

TOTAL NET ASSETS-- 100.00%                                                                                      $       37,170,765

The identified cost of investments owned at December 31, 2000, was the same for federal income tax and book purposes.

Net unrealized appreciation for federal income tax purposes was $1,377,148, which is comprised of unrealized appreciation of $1,428,981 and unrealized depreciation of $51,833.

See accompanying Notes to Financial Statements.


Statements of Assets and Liabilities
December 31, 2000 (UNAUDITED)
(in thousands except per share data)
                                                                                     Babson            Babson          Babson
                                                                                   Enterprise        Enterprise        Growth
                                                                                      Fund             Fund II          Fund
ASSETS:
   Investments, at cost                                                         $       98,672   $       41,883    $      365,255
   Investments, at value                                                        $      103,561   $       54,969    $      422,011
   Cash denominated in foreign currencies
      (cost $1,606)                                                                         --               --                --
   Cash                                                                                     --              146                --

   Receivables:
      Investments sold                                                                     285               --                --
      Dividends                                                                             62               60               182
      Interest                                                                               1               --                --
      Fund shares sold                                                                       1               85                 3
      Foreign tax                                                                           --               --                --
   Prepaid registration fees                                                                --               --                --
             Total assets                                                              103,910           55,260           422,196

LIABILITIES AND NET ASSETS:
   Cash overdraft                                                                          132               --             6,069
   Payables:
      Management fees                                                                      100               59               284
      Registration fees                                                                     --               --                --
      Dividends                                                                             --               --                --
      Investments purchased                                                                  6               --               168
      Fund share redemptions                                                                --               --                --
      Foreign tax withholding                                                               --               --                --
      Other                                                                                 --               --                --
             Total liabilities                                                             238               59             6,521
NET ASSETS                                                                      $      103,672   $       55,201    $      415,675

NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital)                                  $      102,766   $       38,604    $      333,519
   Accumulated undistributed net investment income (loss)                                   22               23              (559)
   Accumulated undistributed net realized gain (loss)
      from investment transactions and foreign
      currency transactions                                                             (4,005)           3,488            25,959
   Net unrealized appreciation (depreciation) of
      investments and translation of assets and
      liabilities in foreign currencies                                                  4,889           13,086            56,756

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                                     $      103,672   $       55,201    $      415,675
Capital shares, $1.00 par value:
   Authorized                                                                           20,000           10,000           100,000
   Outstanding                                                                           8,313            2,155            29,213
NET ASSET VALUE PER SHARE                                                       $        12.47   $        25.62    $        14.23

See accompanying Notes to Financial Statements.


Statements of Assets and Liabilities
December 31, 2000 (UNAUDITED)
(in thousands except per share data)
                                                                                                                       Babson-
                                                                                     Shadow            Babson       Stewart Ivory
                                                                                      Stock             Value       International
                                                                                      Fund              Fund            Fund
ASSETS:
   Investments, at cost                                                         $       36,491   $      311,431    $       62,694
   Investments, at value                                                        $       41,213   $      514,489    $       77,532
   Cash denominated in foreign currencies
      (cost $1,606)                                                                         --               --             1,614
   Cash                                                                                     --            1,308                --

   Receivables:
      Investments sold                                                                      --               --                19
      Dividends                                                                             60              330                25
      Interest                                                                               1                7                --
      Fund shares sold                                                                     269               96               521
      Foreign tax                                                                           --               --                72
   Prepaid registration fees                                                                --               --                --
             Total assets                                                               41,543          516,230            79,783

LIABILITIES AND NET ASSETS:
   Cash overdraft                                                                            3               --                --
   Payables:
      Management fees                                                                       28              403               137
      Registration fees                                                                     --               --                --
      Dividends                                                                             --               --                --
      Investments purchased                                                                 --               --                --
      Fund share redemptions                                                                --               --             3,762
      Foreign tax withholding                                                               --               --                 6
      Other                                                                                  7               --                 7
             Total liabilities                                                              38              403             3,912
NET ASSETS                                                                      $       41,505   $      515,827    $       75,871

NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital)                                  $       36,507   $      349,290    $       58,826
   Accumulated undistributed net
      investment income (loss)                                                             237            3,269              (271)
   Accumulated undistributed net realized gain (loss)
      from investment transactions and foreign
      currency transactions                                                                 39          (39,790)            2,470
   Net unrealized appreciation (depreciation) of
      investments and translation of assets and
      liabilities in foreign currencies                                                  4,722          203,058            14,846

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                                     $       41,505   $      515,827    $       75,871
Capital shares, $1.00 par value:
   Authorized                                                                           10,000           50,000            10,000
   Outstanding                                                                           3,669           11,578             3,666
NET ASSET VALUE PER SHARE                                                       $        11.31   $        44.55    $        20.69

See accompanying Notes to Financial Statements.


Statements of Assets and Liabilities
December 31, 2000 (UNAUDITED)
(in thousands except per share data)
                                                                                     Babson            Babson          Babson
                                                                                   Bond Trust        Bond Trust     Money Market
                                                                                   Portfolio L       Portfolio S        Fund

ASSETS:
   Investments, at cost                                                         $       98,048   $       30,179    $       41,851
   Investments, at value                                                        $       98,069   $       30,162    $       41,851
   Cash denominated in foreign currencies
      (cost $1,606)                                                                         --               --                --
   Cash                                                                                     --                6                --

   Receivables:
      Investments sold                                                                      --               --                --
      Dividends                                                                             --               --                --
      Interest                                                                           1,367              462                --
      Fund shares sold                                                                       7                1                 1
      Foreign tax                                                                           --               --                --
   Prepaid registration fees                                                                --               --                39
             Total assets                                                               99,443           30,631            41,891

LIABILITIES AND NET ASSETS:
   Cash overdraft                                                                            8               --                93
   Payables:
      Management fees                                                                       75               17                33
      Registration fees                                                                     --               --                --
      Dividends                                                                            468              148               213
      Investments purchased                                                                 --               --                --
      Fund share redemptions                                                                --               --                --
      Foreign tax withholding                                                               --               --                --
      Other                                                                                  1               --                --
             Total liabilities                                                             552              165               339
NET ASSETS                                                                      $       98,891   $       30,466    $       41,552

NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital)                                  $      103,765   $       33,053    $       41,560
   Accumulated undistributed net
      investment income (loss)                                                              --               11                --
   Accumulated undistributed net realized gain (loss)
      from investment transactions and foreign
      currency transactions                                                             (4,895)          (2,581)               (8)
   Net unrealized appreciation (depreciation) of
      investments and translation of assets and
      liabilities in foreign currencies                                                     21              (17)               --

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                                     $       98,891   $       30,466    $       41,552
Capital shares, $1.00 par value:
   Authorized                                                                        Unlimited        Unlimited         2,000,000
   Outstanding                                                                          64,436            3,157            41,557
NET ASSET VALUE PER SHARE                                                       $         1.53   $         9.65    $         1.00

See accompanying Notes to Financial Statements.


Statements of Assets and Liabilities
December 31, 2000 (UNAUDITED)
(in thousands except per share data)

                                                                                     Babson
                                                                                 Tax-Free Income
                                                                                      Fund
ASSETS:
   Investments, at cost                                                         $       35,044
   Investments, at value                                                        $       36,422
   Cash denominated in foreign currencies
      (cost $1,606)                                                                         --
   Cash                                                                                    253

   Receivables:
      Investments sold                                                                      --
      Dividends                                                                             --
      Interest                                                                             661
      Fund shares sold                                                                      --
      Foreign tax                                                                           --
   Prepaid registration fees                                                                --
             Total assets                                                               37,336

LIABILITIES AND NET ASSETS:
   Cash overdraft                                                                           --
   Payables:
      Management fees                                                                       30
      Registration fees                                                                      6
      Dividends                                                                            129
      Investments purchased                                                                 --
      Fund share redemptions                                                                --
      Foreign tax withholding                                                               --
      Other                                                                                 --
             Total liabilities                                                             165
NET ASSETS                                                                      $       37,171

NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital)                                          35,765
   Accumulated undistributed net investment income (loss)                                   --
   Accumulated undistributed net realized gain (loss)
      from investment transactions and foreign
      currency transactions                                                                 28
   Net unrealized appreciation (depreciation) of
      investments and translation of assets and
      liabilities in foreign currencies                                                  1,378

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                                     $       37,171
Capital shares, $1.00 par value:
   Authorized                                                                          100,000
   Outstanding                                                                           4,157
NET ASSET VALUE PER SHARE                                                       $         8.94

See accompanying Notes to Financial Statements.


Statements of Operations
For the six months ended December 31, 2000 (unaudited)
(in thousands)

                                                                                     Babson            Babson          Babson
                                                                                   Enterprise        Enterprise        Growth
                                                                                      Fund             Fund II          Fund
INVESTMENT INCOME:
      Dividends                                                                 $          586   $          318    $          823
      Interest                                                                              97               86               578
      Foreign tax withheld                                                                  --               --                --
                                                                                           683              404             1,401

EXPENSES:
      Management fees                                                                      626              366             1,939
      Registration fees                                                                     13               12                21
      Custody and pricing service fees                                                      --               --                --
      Professional fees                                                                     --               --                --
         Total expenses before voluntary reduction
             of management fees                                                            639              378             1,960
         Less: voluntary reduction of management fees                                       --               --                --
         Net expenses                                                                      639              378             1,960
         Net investment income                                                              44               26              (559)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
      Net realized gain (loss) from:
         Investment transactions                                                           286            4,292            37,992
         Foreign currency transactions                                                      --               --                --
      Net unrealized appreciation (depreciation) during the period on:
         Investments                                                                    (2,268)             581          (121,450)
         Translation of assets and liabilities in
             foreign currencies                                                             --               --                --
         Net gain (loss) on investments and
             foreign currency                                                           (1,982)           4,873            (83,458)
         Net increase (decrease) in net assets resulting
             from operations                                                    $       (1,938)  $        4,899    $       (84,017)

See accompanying Notes to Financial Statements.


Statements of Operations
For the six months ended December 31, 2000 (unaudited)
(in thousands)
                                                                                                                      Babson-
                                                                                     Shadow            Babson       Stewart Ivory
                                                                                      Stock             Value       International
                                                                                      Fund              Fund            Fund
INVESTMENT INCOME:
      Dividends                                                                 $          394   $        6,323    $          212
      Interest                                                                              93              357                62
      Foreign tax withheld                                                                  --              (88)              (23)
                                                                                           487            6,592               251

EXPENSES:
      Management fees                                                                      176            2,462               394
      Registration fees                                                                     12               30                13
      Custody and pricing service fees                                                      --               --               115
      Professional fees                                                                     44               --                --
         Total expenses before voluntary reduction
             of management fees                                                            232            2,492               522
         Less: voluntary reduction of management fees                                       --               --                --
         Net expenses                                                                      232            2,492               522
         Net investment income                                                             255            4,100              (271)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
      Net realized gain (loss) from:
         Investment transactions                                                           339          (39,210)            1,779
         Foreign currency transactions                                                      --               --              (882)
      Net unrealized appreciation (depreciation) during the period on:
         Investments                                                                      (984)         114,025            (8,502)
         Translation of assets and liabilities in
             foreign currencies                                                             --               --                15
         Net gain (loss) on investments and
             foreign currency                                                             (645)          74,815            (7,590)
         Net increase (decrease) in net assets resulting
             from operations                                                    $         (390)  $       78,915    $       (7,861)

See accompanying Notes to Financial Statements.


Statements of Operations
For the six months ended December 31, 2000 (unaudited)
(in thousands)
                                                                                     Babson            Babson          Babson
                                                                                   Bond Trust        Bond Trust     Money Market
                                                                                   Portfolio L       Portfolio S        Fund
INVESTMENT INCOME:
      Dividends                                                                 $           --   $           --    $           --
      Interest                                                                           3,494            1,054             1,360
      Foreign tax withheld                                                                  --               --                --
                                                                                         3,494            1,054             1,360

EXPENSES:
      Management fees                                                                      471              144               133
      Registration fees                                                                     14                5                10
      Custody and pricing service fees                                                      --               --                41
      Professional fees                                                                     --               --                --
         Total expenses before voluntary reduction
             of management fees                                                            485              149               184
         Less: voluntary reduction of management fees                                       --               46                --
         Net expenses                                                                      485              103               184
         Net investment income                                                           3,009              951             1,176

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
      Net realized gain (loss) from:
         Investment transactions                                                           182              (39)               --
         Foreign currency transactions                                                      --               --                --
      Net unrealized appreciation (depreciation) during the period on:
         Investments                                                                     3,382              998                --
         Translation of assets and liabilities in
             foreign currencies                                                             --               --                --
         Net gain (loss) on investments and
             foreign currency                                                            3,564              959                --
         Net increase (decrease) in net assets resulting
             from operations                                                    $        6,573   $        1,910    $        1,176

See accompanying Notes to Financial Statements.


Statements of Operations
For the six months ended December 31, 2000 (unaudited)
(in thousands)
                                                                                     Babson
                                                                                 Tax-Free Income
                                                                                      Fund
INVESTMENT INCOME:
      Dividends                                                                 $           --
      Interest                                                                             748
      Foreign tax withheld                                                                  --
                                                                                           748

EXPENSES:
      Management fees                                                                      133
      Registration fees                                                                      8
      Custody and pricing service fees                                                      --
      Professional fees                                                                     --
         Total expenses before voluntary reduction
             of management fees                                                            141
         Less: voluntary reduction of management fees                                       --
         Net expenses                                                                      141
         Net investment income                                                             607

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
      Net realized gain (loss) from:
         Investment transactions                                                            28
         Foreign currency transactions                                                      --
      Net unrealized appreciation (depreciation) during the period on:
         Investments                                                                     1,350
         Translation of assets and liabilities in
             foreign currencies                                                             --
         Net gain (loss) on investments and
             foreign currency                                                            1,378
         Net increase (decrease) in net assets resulting
             from operations                                                    $        1,985

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
(in thousands)
                                                                                                       Babson Enterprise Fund
                                                                                               Six Months Ended
                                                                                               December 31, 2000        Year Ended
                                                                                                 (Unaudited)          June 30, 2000
OPERATIONS:
   Net investment income (loss)                                                                  $           44    $          180
   Net realized gain (loss) from investment and foreign
      currency transactions                                                                                 286             6,096
   Net unrealized appreciation (depreciation) on investments
      and translation of assets and liabilities in foreign
      currencies during the period                                                                       (2,268)           (6,709)
         Net increase (decrease) in net assets resulting
             from operations                                                                             (1,938)             (433)

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                   (155)             (302)
   Net realized gain from investment transactions                                                        (8,197)           (9,490)
         Total distributions to shareholders                                                             (8,352)           (9,792)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                            8,669            11,541
   Reinvested distributions                                                                               7,528             9,158
                                                                                                         16,197            20,699
   Shares repurchased                                                                                   (13,629)          (54,459)
         Net increase (decrease) from capital share transactions                                          2,568           (33,760)
             Net increase (decrease) in net assets                                                       (7,722)          (43,985)

NET ASSETS:
   Beginning of period                                                                                  111,394           155,379
   End of period                                                                                 $      103,672    $      111,394
   Accumulated undistributed net investment income (loss)
      at end of period                                                                           $           22    $          133
Fund share transactions:
   Shares sold                                                                                              629               900
   Reinvested distributions                                                                                 626               785
                                                                                                          1,255             1,685
   Shares repurchased                                                                                    (1,002)           (4,181)
         Net increase (decrease) in fund shares                                                             253            (2,496)

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
(in thousands)
                                                                                                      Babson Enterprise Fund II
                                                                                               Six Months Ended
                                                                                               December 31, 2000        Year Ended
                                                                                                  (Unaudited)          June 30, 2000
OPERATIONS:
   Net investment income (loss)                                                                  $           26    $           52
   Net realized gain (loss) from investment and foreign
      currency transactions                                                                               4,292             4,848
   Net unrealized appreciation (depreciation) on investments
      and translation of assets and liabilities in foreign
      currencies during the period                                                                          581            (3,212)
         Net increase (decrease) in net assets resulting
             from operations                                                                              4,899             1,688

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                    (52)              (51)
   Net realized gain from investment transactions                                                        (3,392)           (1,565)
         Total distributions to shareholders                                                             (3,444)           (1,616)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                            8,952            15,774
   Reinvested distributions                                                                               3,363             1,540
                                                                                                         12,315            17,314
   Shares repurchased                                                                                   (18,327)          (34,937)
         Net increase (decrease) from capital share transactions                                         (6,012)          (17,623)
             Net increase (decrease) in net assets                                                       (4,557)          (17,551)

NET ASSETS:
   Beginning of period                                                                                   59,758            77,309
   End of period                                                                                 $       55,201    $       59,758
   Accumulated undistributed net investment income (loss)
      at end of period                                                                           $           23    $           49
Fund share transactions:
   Shares sold                                                                                              352               657
   Reinvested distributions                                                                                 140                67
                                                                                                            492               724
   Shares repurchased                                                                                      (711)           (1,508)
         Net increase (decrease) in fund shares                                                            (219)             (784)

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
(in thousands)
                                                                                                         Babson Growth Fund
                                                                                               Six Months Ended
                                                                                               December 31, 2000        Year Ended
                                                                                                  (Unaudited)          June 30, 2000
OPERATIONS:
   Net investment income (loss)                                                                  $         (559)   $         (891)
   Net realized gain (loss) from investment and foreign
      currency transactions                                                                              37,992           120,434
   Net unrealized appreciation (depreciation) on investments
      and translation of assets and liabilities in foreign
      currencies during the period                                                                     (121,450)          (26,343)
         Net increase (decrease) in net assets resulting
             from operations                                                                            (84,017)           93,200

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                     --                --
   Net realized gain from investment transactions                                                       (74,806)          (71,496)
         Total distributions to shareholders                                                            (74,806)          (71,496)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                           30,902            39,862
   Reinvested distributions                                                                              69,370            65,989
                                                                                                        100,272           105,851
   Shares repurchased                                                                                   (50,451)          (93,219)
         Net increase (decrease) from capital share transactions                                         49,821            12,632
             Net increase (decrease) in net assets                                                     (109,002)           34,336

NET ASSETS:
   Beginning of period                                                                                  524,677           490,341
   End of period                                                                                 $      415,675    $      524,677
   Accumulated undistributed net investment income (loss)
      at end of period                                                                           $         (559)   $           --
Fund share transactions:
   Shares sold                                                                                            1,525             1,883
   Reinvested distributions                                                                               5,131             3,228
                                                                                                          6,656             5,111
   Shares repurchased                                                                                    (2,584)           (4,478)
         Net increase (decrease) in fund shares                                                           4,072               633

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
(in thousands)

                                                                                                          Shadow Stock Fund
                                                                                               Six Months Ended
                                                                                               December 31, 2000        Year Ended
                                                                                                (Unaudited)          June 30, 2000
OPERATIONS:
   Net investment income (loss)                                                                  $          255    $          278
   Net realized gain (loss) from investment and foreign
      currency transactions                                                                                 339             6,855
   Net unrealized appreciation (depreciation) on investments
      and translation of assets and liabilities in foreign
      currencies during the period                                                                         (984)           (3,545)
         Net increase (decrease) in net assets resulting
             from operations                                                                               (390)            3,588

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                   (207)             (239)
   Net realized gain from investment transactions                                                        (2,661)           (2,894)
         Total distributions to shareholders                                                             (2,868)           (3,133)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                           10,452            13,546
   Reinvested distributions                                                                               2,670             2,856
                                                                                                         13,122            16,402
   Shares repurchased                                                                                   (13,799)          (21,690)
         Net increase (decrease) from capital share transactions                                           (677)           (5,288)
             Net increase (decrease) in net assets                                                       (3,935)           (4,833)

NET ASSETS:
   Beginning of period                                                                                   45,440            50,273
   End of period                                                                                 $       41,505    $       45,440
   Accumulated undistributed net investment income (loss)
      at end of period                                                                           $          237    $          189
Fund share transactions:
   Shares sold                                                                                              845             1,125
   Reinvested distributions                                                                                 246               245
                                                                                                          1,091             1,370
   Shares repurchased                                                                                    (1,128)           (1,832)
         Net increase (decrease) in fund shares                                                             (37)             (462)

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
(in thousands)
                                                                                                          Babson Value Fund
                                                                                               Six Months Ended
                                                                                               December 31, 2000        Year Ended
                                                                                                  (Unaudited)          June 30, 2000
OPERATIONS:
   Net investment income (loss)                                                                  $        4,100    $       19,995
   Net realized gain (loss) from investment and foreign
      currency transactions                                                                             (39,210)          101,306
   Net unrealized appreciation (depreciation) on investments
      and translation of assets and liabilities in foreign
      currencies during the period                                                                      114,025           (302,610)
         Net increase (decrease) in net assets resulting
             from operations                                                                             78,915           (181,309)

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                 (4,362)           (15,955)
   Net realized gain from investment transactions                                                        (2,314)           (55,228)
         Total distributions to shareholders                                                             (6,676)           (71,183)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                           16,158            169,055
   Reinvested distributions                                                                               6,425             64,186
                                                                                                         22,583            233,241
   Shares repurchased                                                                                  (107,464)          (696,210)
         Net increase (decrease) from capital share transactions                                        (84,881)          (462,969)
             Net increase (decrease) in net assets                                                      (12,642)          (715,461)

NET ASSETS:
   Beginning of period                                                                                  528,469          1,243,930
   End of period                                                                                 $      515,827    $       528,469
   Accumulated undistributed net investment income (loss)
      at end of period                                                                           $        3,269    $         3,531
Fund share transactions:
   Shares sold                                                                                              717              3,900
   Reinvested distributions                                                                                 153              1,558
                                                                                                            870              5,458
   Shares repurchased                                                                                    (2,926)           (16,043)
         Net increase (decrease) in fund shares                                                          (2,056)           (10,585)

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
(in thousands)
                                                                                                        Babson-Stewart Ivory
                                                                                                         International Fund
                                                                                               Six Months Ended
                                                                                               December 31, 2000        Year Ended
                                                                                                  (Unaudited)          June 30, 2000
OPERATIONS:
   Net investment income (loss)                                                                  $         (271)  $           (56)
   Net realized gain (loss) from investment and foreign
      currency transactions                                                                                 897            15,311
   Net unrealized appreciation (depreciation) on investments
      and translation of assets and liabilities in foreign
      currencies during the period                                                                       (8,487)            3,993
         Net increase (decrease) in net assets resulting
             from operations                                                                             (7,861)           19,248

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                     --                --
   Net realized gain from investment transactions                                                        (1,585)           (1,142)
         Total distributions to shareholders                                                             (1,585)           (1,142)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                          139,598           147,627
   Reinvested distributions                                                                               1,440               965
                                                                                                        141,038           148,592
   Shares repurchased                                                                                  (140,763)         (170,266)
         Net increase (decrease) from capital share transactions                                            275           (21,674)
             Net increase (decrease) in net assets                                                       (9,171)           (3,568)

NET ASSETS:
   Beginning of period                                                                                   85,042            88,610
   End of period                                                                                 $       75,871            85,042
   Accumulated undistributed net investment income (loss)
      at end of period                                                                           $         (271)   $           --
Fund share transactions:
   Shares sold                                                                                            6,364             6,550
   Reinvested distributions                                                                                  72                42
                                                                                                          6,436             6,592
   Shares repurchased                                                                                    (6,375)           (7,536)

         Net increase (decrease) in fund shares                                                              61              (944)

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
(in thousands)
                                                                                                          Babson Bond Trust
                                                                                                             Portfolio L
                                                                                               Six Months Ended
                                                                                               December 31, 2000        Year Ended
                                                                                                  (Unaudited)          June 30, 2000
OPERATIONS:
   Net investment income                                                                         $        3,009    $        6,700
   Net realized gain (loss) from investment transactions                                                    182            (1,769)
   Net unrealized appreciation (depreciation) on investments
      during the period                                                                                   3,382            (1,256)
         Net increase (decrease) in net assets resulting
             from operations                                                                              6,573             3,675

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                 (3,010)           (6,699)
   Net realized gain from investment transactions                                                            --                --
         Total from distributions to shareholders                                                        (3,010)           (6,699)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                            3,815            15,693
   Shares issued in connection with acquisition of
      Money Market Fund (Federal Portfolio)                                                                  --                --
   Shares issued in connection with acquisition of
      Tax-Free Income Fund (Portfolio S)                                                                     --                --
   Reinvested distributions                                                                               2,499             5,585
                                                                                                          6,314            21,278
   Shares repurchased                                                                                   (11,094)          (38,210)
         Net increase (decrease) from capital share transactions                                         (4,780)          (16,932)
             Net increase (decrease) in net assets                                                       (1,217)          (19,956)

NET ASSETS:
   Beginning of period                                                                                  100,108           120,064
   End of period                                                                                 $       98,891    $      100,108
   Accumulated undistributed net investment income
      at end of period                                                                           $           --    $            1
Fund share transactions:
   Shares sold                                                                                            2,720            10,244
   Shares issued in connection with acquisition of
      Money Market Fund (Federal Portfolio)                                                                  --                --
   Shares issued in connection with acquisition of
      Tax-Free Income Fund (Portfolio S)                                                                     --                --
   Reinvested distributions                                                                               1,671             3,756
                                                                                                          4,391            14,424
   Shares repurchased                                                                                    (7,567)          (25,743)
         Net increase (decrease) in fund shares                                                          (3,176)          (11,743)

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
(in thousands)
                                                                                                          Babson Bond Trust
                                                                                                             Portfolio S
                                                                                               Six Months Ended
                                                                                               December 31, 2000        Year Ended
                                                                                                  (Unaudited)          June 30, 2000
OPERATIONS:
   Net investment income                                                                         $          951    $        2,037
   Net realized gain (loss) from investment transactions                                                    (39)             (554)
   Net unrealized appreciation (depreciation) on investments
      during the period                                                                                     998              (375)
         Net increase (decrease) in net assets resulting
             from operations                                                                              1,910             1,108

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                   (940)           (2,037)
   Net realized gain from investment transactions                                                            --                --
         Total from distributions to shareholders                                                          (940)           (2,037)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                            3,469             2,623
   Shares issued in connection with acquisition of
      Money Market Fund (Federal Portfolio)                                                                  --                --
   Shares issued in connection with acquisition of
      Tax-Free Income Fund (Portfolio S)                                                                     --                --
   Reinvested distributions                                                                                 833             1,786
                                                                                                          4,302             4,409
   Shares repurchased                                                                                    (4,926)          (10,454)
         Net increase (decrease) from capital share transactions                                           (624)           (6,045)
             Net increase (decrease) in net assets                                                          346            (6,974)

NET ASSETS:
   Beginning of period                                                                                   30,120            37,094
   End of period                                                                                 $       30,466    $       30,120
   Accumulated undistributed net investment income
      at end of period                                                                           $           11    $           --
Fund share transactions:
   Shares sold                                                                                              367               279
   Shares issued in connection with acquisition of
      Money Market Fund (Federal Portfolio)                                                                  --                --
   Shares issued in connection with acquisition of
      Tax-Free Income Fund (Portfolio S)                                                                     --                --
   Reinvested distributions                                                                                  88               190
                                                                                                            455               469
   Shares repurchased                                                                                      (520)           (1,111)
         Net increase (decrease) in fund shares                                                             (65)             (642)

See accompanying Notes to Financial Statements.



Statements of Changes in Net Assets
(in thousands)
                                                                                                      Babson Money Market Fund
                                                                                               Six Months Ended
                                                                                               December 31, 2000        Year Ended
                                                                                                 (Unaudited)          June 30, 2000
OPERATIONS:
   Net investment income                                                                         $        1,176    $        1,950
   Net realized gain (loss) from investment transactions                                                     --                (1)
   Net unrealized appreciation (depreciation) on investments
      during the period                                                                                      --                --
         Net increase (decrease) in net assets resulting
             from operations                                                                              1,176             1,949

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                 (1,176)           (1,950)
   Net realized gain from investment transactions                                                            --                --
         Total from distributions to shareholders                                                        (1,176)           (1,950)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                           17,157            44,146
   Shares issued in connection with acquisition of
      Money Market Fund (Federal Portfolio)                                                               7,639                --
   Shares issued in connection with acquisition of
      Tax-Free Income Fund (Portfolio S)                                                                     --                --
   Reinvested distributions                                                                               1,114             1,810
                                                                                                         25,910            45,956
   Shares repurchased                                                                                   (22,928)          (46,461)
         Net increase (decrease) from capital share transactions                                          2,982              (505)
             Net increase (decrease) in net assets                                                        2,982              (506)

NET ASSETS:
   Beginning of period                                                                                   38,570            39,076
   End of period                                                                                 $       41,552    $       38,570
   Accumulated undistributed net investment income
      at end of period                                                                           $           --    $           --
Fund share transactions:
   Shares sold                                                                                           17,156            44,146
   Shares issued in connection with acquisition of
      Money Market Fund (Federal Portfolio)                                                               7,639                --
   Shares issued in connection with acquisition of
      Tax-Free Income Fund (Portfolio S)                                                                     --                --
   Reinvested distributions                                                                               1,114             1,810
                                                                                                         25,909            45,956
   Shares repurchased                                                                                   (22,928)          (46,461)
         Net increase (decrease) in fund shares                                                           2,981              (505)

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
(in thousands)
                                                                                                     Babson Tax-Free Income Fund
                                                                                               Six Months Ended
                                                                                               December 31, 2000        Year Ended
                                                                                                  (Unaudited)          June 30, 2000
OPERATIONS:
   Net investment income                                                                         $          607    $        1,109
   Net realized gain (loss) from investment transactions                                                     28               173
   Net unrealized appreciation (depreciation) on investments
      during the period                                                                                   1,350              (825)
         Net increase (decrease) in net assets resulting
             from operations                                                                              1,985               457

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                   (607)           (1,109)
   Net realized gain from investment transactions                                                          (100)             (229)
         Total from distributions to shareholders                                                          (707)           (1,338)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                            2,242             2,837
   Shares issued in connection with acquisition of
      Money Market Fund (Federal Portfolio)                                                                  --                --
   Shares issued in connection with acquisition of
      Tax-Free Income Fund (Portfolio S)                                                                 13,491                --
   Reinvested distributions                                                                                 377               783
                                                                                                         16,110             3,620
   Shares repurchased                                                                                    (4,383)           (4,475)
         Net increase (decrease) from capital share transactions                                         11,727              (855)
             Net increase (decrease) in net assets                                                       13,005            (1,736)

NET ASSETS:
   Beginning of period                                                                                   24,166            25,902
   End of period                                                                                 $       37,171    $       24,166
   Accumulated undistributed net investment income
      at end of period                                                                           $           --    $           --
Fund share transactions:
   Shares sold                                                                                              271               330
   Shares issued in connection with acquisition of
      Money Market Fund (Federal Portfolio)                                                                  --                --
   Shares issued in connection with acquisition of
      Tax-Free Income Fund (Portfolio S)                                                                  1,544                --
   Reinvested distributions                                                                                  43                91
                                                                                                          1,858               421
   Shares repurchased                                                                                      (506)             (522)
         Net increase (decrease) in fund shares                                                           1,352              (101)

See accompanying Notes to Financial Statements.


1. SIGNIFICANT ACCOUNTING POLICIES:

The Babson Enterprise Fund, Babson Enterprise Fund II, David L. Babson Growth Fund, Shadow Stock Fund, Babson Value Fund, Babson-Stewart Ivory International Fund, D.L. Babson Bond Trust, D.L. Babson Money Market Fund and D.L. Babson Tax-Free Income Fund (collectively referred to herein as the "Funds") are registered under the Investment Company Act of 1940, as amended, as no-load open-end, diversified management investment companies. The D.L. Babson Bond Trust (comprising of Portfolio L and S) is of a series type. The Fund is required to account for the assets of each Series separately and to allocate general liabilities of a Fund to each Series based upon the net asset value of each Series. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A. Investment Valuation -- Securities are valued at the latest sales price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the mean between the last reported bid and asked prices. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates in London last quoted by a major bank. If such quotations are not available as of 4:00 P.M. (Eastern Time), the rate of exchange will be determined in good faith by the Board of Directors.

B. Investment Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis. Interest income is recognized on the accrual basis and includes accretion of market discounts.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Funds currently do not amortize premiums on fixed income securities, except for D.L. Babson Tax-Free Income Fund which amortizes premiums. Upon adoption, the Funds will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Funds have not completed their analysis of the impact of this accounting change.

C. Foreign Currency Translation -- All assets and liabilities expressed in foreign currencies are converted into U.S. dollars based on exchange rates last quoted by a major bank in London at the end of the period. The cost of portfolio securities is translated at the rates of exchange prevailing when acquired. Dividend income is translated at the rate of exchange on the ex-dividend date. The effects of changes in foreign currency exchange rates on investments in securities are included in net realized and unrealized gain (loss) on investments in the Statement of Operations.

D. Forward Foreign Currency Contracts -- The Babson-Stewart Ivory International Fund may enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. The portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. These contracts may also be used to hedge the U.S. dollar value of securities owned which are denominated in foreign currencies.

Forward foreign currency contracts are valued each day at the close of the New York Stock Exchange at the forward rate, and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and closed is recorded.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the portfolio has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. There were no outstanding forward foreign currency contracts at December 31, 2000.

E. Federal and State Taxes -- The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and therefore, no provision for federal or state tax is required. At June 30, 2000, the D.L. Babson Money Market Prime Portfolio, D.L. Babson Bond Trust Portfolio L, D.L. Babson Bond Trust Portfolio S and D.L. Babson Tax-Free Income Portfolio MM had accumulated net realized losses on sales of investments for federal income tax purposes of $7,943 (expiring $56 in 2001, $81 in 2002, $6,722 in 2003, $306 in 2005, $136 in 2006 and $642 in 2008), $3,412,471 (expiring
$970,985 in 2002,  $423,327 in 2003,  $1,367,653  in 2004,  $545,666 in 2005 and
$104,840  in 2008)  $2,103,711  (expiring  $579,476  in 2002,  $388,485 in 2003,
$577,562  in 2004,  $442,862  in 2005 and  $115,326  in 2008) and  $2,642  which expires in 2008, respectively, which are available to offset future taxable gains.

F. Distributions to Shareholders -- Distributions to shareholders are recorded on ex-dividend date. Distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. These differences are primarily due to losses deferred due to wash sales, post-October loss deferrals, foreign currency transactions and the use of equalization for income tax purposes and losses deferred.

G. Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amount reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. MANAGEMENT FEES:

Management fees are paid to Jones & Babson, Inc. in accordance with the advisory agreement with the Funds. Management fees are paid for services which include administration, and all other operating expenses of each Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on each Fund and its shares and the cost of qualifying a Fund's shares for sale in any jurisdiction. Certain officers and/or directors of the Funds are also officers and/or directors of Jones & Babson, Inc. Each of the Funds was subject to the following management fees:

                                                                    Average Daily Net              Annual Rate
Fund                                                                 Assets of Fund                percentage
Enterprise and Enterprise II                                       Up to $30 million                   1.5%
                                                                   Over $30 million                    1.0%

Shadow Stock                                                                                           1.0%

Growth                                                             Up to $250 million                  .85%
                                                                   Over $250 million                   .70%

Value, Tax-Free Income, Bond Trust
  (Portfolio L and S) and Stewart Ivory

International                                                                                          .95%

Money Market                                                                                           .85%

During the period from May 1, 1988 to March 31, 2002, fees for Bond Trust (Portfolio S) have been voluntarily reduced to an annual rate of .65% of average daily net assets of the portfolio.

3. INVESTMENT TRANSACTIONS:

Investment  transactions  for the period  ended  December  31,  2000  (excluding maturities of short-term  commercial  notes and  repurchase  agreements)  are as follows:
Babson Enterprise Fund:
         Purchases                                                   $       16,926,418
         Proceeds from sales                                                 24,994,805

Babson Enterprise Fund II:
         Purchases                                                   $       10,585,596
         Proceeds from sales                                                 15,979,089

Babson Growth Fund:
         Purchases                                                   $      217,437,495
         Proceeds from sales                                                215,812,771

Shadow Stock Fund:
         Purchases                                                   $        6,062,579
         Proceeds from sales                                                  5,684,223

Babson Value Fund:
         Purchases                                                   $       68,564,504
         Proceeds from sales                                                155,771,821

Babson-Stewart Ivory International Fund:
         Purchases                                                   $       13,459,444
         Proceeds from sales                                                 12,218,281

Babson Bond Trust - Portfolio L:
         Purchases                                                   $       12,667,687
         Proceeds from sales                                                 15,049,278

Babson Bond Trust - Portfolio S:
         Purchases                                                   $        3,671,302
         Proceeds from sales                                                  4,036,049

Babson Money Market Fund:
         Purchases                                                   $               --
         Proceeds from sales                                                         --

Babson Tax-Free Income Fund:
         Purchases                                                   $        2,945,149
         Proceeds from sales                                                  4,538,160

4. FUND MERGERS:

The Board of Directors and shareholders of the D.L. Babson Money Market Fund, Inc. (Federal Portfolio) approved a reorganization into the D.L. Babson Money Market Fund, Inc. (Prime Portfolio) at the close of business on October 31, 2000.

Under the Agreement and Plan of Reorganization, shares of Money Market Fund (Federal Portfolio) were exchanged for shares of the Money Market Fund (Prime Portfolio) on a tax free basis.

The net assets before the  reorganization and shares issued and redeemed were as follows:
Fund                                                                               NET ASSETS                SHARES ISSUED
Money Market Fund (Prime Portfolio)                                                $37,539,064                 7,639,317

Included in the net assets of the redeeming fund were the following components:
                                                                                   ACCUMULATED
                                                                                       NET                    ACCUMUlATED
                                                           PAID IN                 INVESTMENT                  REALIZED
FUND                                                       CAPITAL                   INCOME                  GAIN/(LOSS)
Money Market Fund (Federal Portfolio)                    $7,639,530                    $45                      $(489)

                                                            Net
                                                         UNREALIZED                    NET                      SHARES
FUND                                                    APPRECIATION                 ASSETS                    REDEEMED
Money Market Fund (Federal Portfolio)                       $ --                   $7,639,086                  7,639,317

After the merger occurred, the Fund's name was changed to the D.L. Babson Money Market Fund, Inc. since the Fund no longer included any series portfolios.

The Board of Directors and shareholders of the D.L. Babson Tax-Free Income Fund, Inc. (Portfolio S) approved a reorganization into the D.L. Babson Tax-Free Income Fund, Inc. (Portfolio L) at the close of business on October 31, 2000.

Under the Agreement and Plan of Reorganization, shares of Tax-Free Income Fund (Portfolio S) were exchanged for shares of the Tax-Free Income Fund (Portfolio
L) on a tax free basis.

The net assets before the  reorganization and shares issued and redeemed were as follows:
Fund                                                                               NET ASSETS                SHARES ISSUED
Tax-Free Income Fund (Portfolio L)                                                 $23,481,212                 1,556,802

Included in the net assets of the redeeming fund were the following components:
                                                                                   ACCUMULATED
                                                                                       NET                    ACCUMUlATED
                                                           PAID IN                 INVESTMENT                  REALIZED
FUND                                                       CAPITAL                   INCOME                  GAIN/(LOSS)
Tax-Free Income Fund (Portfolio S)                       $13,606,451                  $ --                    $(207,206)


                                                            Net
                                                         UNREALIZED                    NET                      SHARES
FUND                                                    APPRECIATION                 ASSETS                    REDEEMED
Tax-Free Income Fund (Portfolio S)                         $91,374                 $13,490,619                 1,291,127

Furthermore, all assets in the D.L. Babson Tax-Free Income Fund, Inc. (Portfolio MM) were liquidated as of October 31, 2000. After the merger occurred, the Fund's name was changed to the D.L. Babson Tax-Free Income Fund, Inc. since the Fund no longer included any series portfolios.


Notice to Shareholders

Shareholder Voting Results
D.L. Babson Money Market Fund, Inc.
and D.L. Babson Tax-Free Income Fund, Inc.

On October 31, 2000, Money Market Fund (Federal Portfolio) was merged into Money
Market Fund (Prime Portfolio). Following are the shareholder voting results.
Money market Fund (Federal portfolio)
                                                                          SHARES VOTED           SHARES OUTSTANDING
For                                                 6,003,282                 94.99%                    68.60%
Against                                               109,428                  1.73%                     1.25%
Abstain                                               207,383                  3.28%                     2.37%

On October 31, 2000, Tax-Free Income Fund (Portfolio S) was merged into Tax-Free
Income Fund (Portfolio L). Following are the shareholder voting results.
tax-free income fund (portfolio S)
                                                                          SHARES VOTED           SHARES OUTSTANDING
For                                                    732,300                92.73%                    51.86%
Against                                                 54,894                 6.95%                     3.89%
Abstain                                                  2,511                 0.32%                     0.18%


Financial Highlights
Babson Enterprise Fund
                                                             Six
                                                            Months                Seven
                                                             Ended      Year     Months
                                                           December     Ended     Ended
                                                              31,        June     June
                                                             2000        30,       30,         Years Ended November 30,
                                                         (Unaudited)    2000      1999       1998       1997        1996     1995
Condensed data for a share of capital stock
outstanding throughout each period.
Net asset value,
   beginning of period                                   $13.82     $14.72      $16.63     $21.22    $18.51      $17.35     $16.64
  Income from investment operations:
   Net investment income                                    .01        .03         .03        .04       .06         .06        .10
   Net gains (losses) on securities
      (both realized and unrealized)                       (.29)       .18         .58      (2.15)     5.31        3.06       2.34
Total from investment operations                           (.28)       .21         .61      (2.11)     5.37        3.12       2.44
  Less distributions:
   Dividends from net investment income                    (.02)      (.04)       (.05)      (.06)       --        (.12)      (.04)
   Distributions from capital gains                       (1.05)     (1.07)      (2.47)     (2.42)    (2.66)      (1.84)     (1.69)
  Total distributions                                     (1.07)     (1.11)      (2.52)     (2.48)    (2.66)      (1.96)     (1.73)
Net asset value, end of period                           $12.47     $13.82      $14.72     $16.63    $21.22      $18.51     $17.35
Total return*                                             (9.77%)     2.84%       4.70%    (11.05%)   33.49%      20.17%     16.42%

Ratios/Supplemental Data
Net assets, end of period
   (in millions)                                            $104       $111        $155       $179      $216       $ 202       $202
Ratio of expenses to average
   net assets**                                            1.16%      1.14%       1.11%      1.09%     1.08%       1.08%      1.09%
Ratio of net investment income
   to average net assets**                                  .08%       .15%        .32%       .29%      .30%        .35%       .67%
Portfolio turnover rate                                      16%        32%         12%        22%       22%         24%        13%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


Financial Highlights
Babson Enterprise Fund II
                                                             Six
                                                            Months                Seven
                                                             Ended      Year     Months
                                                           December     Ended     Ended
                                                              31,        June     June
                                                             2000        30,       30,         Years Ended November 30,
                                                         (Unaudited)    2000      1999       1998       1997        1996     1995
Condensed data for a share of capital stock
outstanding throughout each period.
Net asset value,
   beginning of period                                   $25.18     $24.48      $23.20     $26.70    $22.75      $19.19     $16.22
  Income from investment operations:
   Net investment income                                    .02        .02         .03        .10       .08         .11        .05
   Net gains (losses) on securities
      (both realized and unrealized)                       2.08       1.30       2.37       (1.50)      6.97       4.45       3.03
  Total from investment operations                         2.10       1.32       2.40       (1.40)      7.05       4.56       3.08
  Less distributions:
   Dividends from net investment income                    (.03)      (.02)      (.05)       (.05)      (.11)      (.05)      (.02)
   Distributions from capital gains                       (1.63)      (.60)     (1.07)      (2.05)     (2.99)      (.95)      (.09)
  Total distributions                                     (1.66)      (.62)     (1.12)      (2.10)     (3.10)     (1.00)      (.11)
Net asset value, end of period                           $25.62     $25.18      $24.48     $23.20     $26.70     $22.75     $19.19
Total return*                                              1.75%      5.63%      11.03%     (5.61%)    35.29%     25.04%     19.11%

Ratios/Supplemental Data
Net assets, end of period
   (in millions)                                             $55        $60         $77        $83       $82         $46        $40
Ratio of expenses to average
   net assets**                                            1.30%      1.27%       1.23%      1.22%     1.28%       1.38%      1.45%
Ratio of net investment income
   to average net assets**                                  .09%       .08%        .11%       .40%      .27%        .55%       .30%
Portfolio turnover rate                                      19%        23%         14%        25%       25%         30%        15%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


Financial Highlights
Babson Growth Fund
                                                             Six
                                                            Months
                                                            Ended
                                                           December
                                                              31,
                                                             2000                    Years Ended June 30,
                                                         (Unaudited)    2000       1999       1998       1997        1996
Condensed data for a share of capital stock
outstanding throughout each period.
Net asset value,
   beginning of period                                   $20.87        $20.01      $20.77     $17.80    $14.42      $13.43
  Income from investment operations:
   Net investment income (loss)                            (.02)         (.04)        .02        .06       .09         .12
   Net gains (losses) on securities
      (both realized and unrealized)                      (3.51)         4.00        3.25       4.41      4.16        2.91
  Total from investment operations                        (3.53)         3.96        3.27       4.47      4.25        3.03
  Less distributions:
   Dividends from net investment income                      --            --        (.02)      (.06)     (.09)       (.13)
   Distributions from capital gains                       (3.11)        (3.10)      (4.01)     (1.44)     (.78)      (1.91)
  Total distributions                                     (3.11)        (3.10)      (4.03)     (1.50)     (.87)      (2.04)
Net asset value, end of period                           $14.23        $20.87      $20.01     $20.77    $17.80      $14.42
Total return*                                            (31.82%)       20.69%      17.04%     26.73%    30.10%      22.99%

Ratios/Supplemental Data
Net assets, end of period
   (in millions)                                            $416         $525        $490       $451      $365        $280
Ratio of expenses to average
   net assets**                                             .78%          .79%        .79%       .80%      .83%        .85%
Ratio of net investment income (loss)
   to average net assets**                                 (.22%)        (.18%)       .09%       .30%      .61%        .82%
Portfolio turnover rate                                      44%           62%         39%        35%       20%         33%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


Financial Highlights
Shadow Stock Fund
                                                             Six
                                                            Months
                                                            Ended
                                                         December 31,
                                                             2000                    Years Ended June 30,
                                                         (Unaudited)    2000      1999       1998       1997        1996
Condensed data for a share of capital stock
outstanding throughout each period.
Net asset value,
   beginning of period                                   $12.26       $12.06      $13.24     $12.57    $11.31      $10.55
  Income from investment operations:
   Net investment income                                    .07          .09         .11        .08       .12         .09
   Net gains (losses) on securities
      (both realized and unrealized)                       (.19)        1.04        (.24)      2.54      2.44        1.67
  Total from investment operations                         (.12)        1.13        (.13)      2.62      2.56        1.76
  Less distributions:
   Dividends from net investment income                    (.06)        (.07)       (.07)      (.10)     (.09)       (.10)
   Distributions from capital gains                        (.77)        (.86)       (.98)     (1.85)    (1.21)       (.90)
  Total distributions                                      (.83)        (.93)      (1.05)     (1.95)    (1.30)      (1.00)
Net asset value, end of period                           $11.31       $12.26      $12.06     $13.24    $12.57      $11.31
Total return*                                             (7.75%)       9.91%       (.25%)    21.98%    23.63%      17.13%

Ratios/Supplemental Data
Net assets, end of period
   (in millions)                                             $42        $45         $50         $52       $41         $39
Ratio of expenses to average
   net assets**                                            1.05%      1.07%       1.10%       1.16%     1.13%       1.14%
Ratio of net investment income to
   average net assets**                                    1.15%       .66%         .97%       .56%     1.00%        .79%
Portfolio turnover rate                                      13%        18%          21%        43%        0%         25%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


Financial Highlights
Babson Value Fund
                                                             Six
                                                            Months                Seven
                                                             Ended      Year     Months
                                                           December     Ended     Ended
                                                              31,       June      June
                                                             2000        30,       30,            Years Ended November 30,
                                                         (Unaudited)    2000      1999       1998       1997        1996     1995
Condensed data for a share of capital stock
outstanding throughout each period.
Net asset value,
   beginning of period                                   $38.76        $51.36    $47.42     $47.73    $38.65      $31.78     $25.19
  Income from investment operations:
   Net investment income                                    .37          1.27       .45        .62       .51         .55        .59
   Net gains (losses) on securities
      (both realized and unrealized)                       5.97         (9.35)     5.90       1.09      9.65        7.20       7.20
  Total from investment operations                         6.34         (8.08)     6.35       1.71     10.16        7.75       7.79
  Less distributions:
   Dividends from net investment income                    (.35)         (.96)     (.44)      (.56)     (.47)       (.53)      (.60)
   Distributions from capital gains                        (.20)        (3.56)    (1.97)     (1.46)     (.61)       (.35)      (.60)
  Total distributions                                      (.55)        (4.52)    (2.41)     (2.02)    (1.08)       (.88)     (1.20)
Net asset value, end of period                           $44.55        $38.76    $51.36     $47.42    $47.73      $38.65     $31.78
Total return*                                             14.94%       (15.93%)   14.14%      3.85%    26.89%      24.91%     32.07%

Ratios/Supplemental Data
Net assets, end of period
   (in millions)                                            $516        $528     $1,244     $1,494    $1,419        $764      $ 293
Ratio of expenses to average
   net assets**                                             .96%        .96%       .96%       .98%      .97%        .96%       .98%
Ratio of net investment income
   to average net assets**                                 1.58%       2.41%      1.05%      1.28%     1.22%       1.63%      2.12%
Portfolio turnover rate                                      13%         18%        13%        42%       17%         11%         6%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


Financial Highlights
Babson-Stewart Ivory International Fund
                                                            Six
                                                           Months
                                                            Ended
                                                         December 31,
                                                             2000                    Years Ended June 30,
                                                         (Unaudited)    2000      1999       1998       1997        1996
Condensed data for a share of capital stock
outstanding throughout each period.
Net asset value,
   beginning of period                                     $23.59     $19.48     $19.65     $19.53    $18.04      $15.96
  Income from investment operations:
   Net investment income (loss)                              (.07)      (.04)       .03        .08       .07         .07
   Net gains (losses) on securities
      (both realized and unrealized)                        (2.39)      4.45        .66       1.07      1.70        2.85
  Total from investment operations                          (2.46)      4.41        .69       1.15      1.77        2.92
  Less distributions:
   Dividends from net investment income                        --         --       (.04)      (.07)     (.05)       (.08)
   Distributions from capital gains                          (.44)      (.30)      (.82)      (.96)     (.23)       (.65)
   Distributions in excess of
      realized capital gains                                   --         --         --         --        --        (.11)
  Total distributions                                        (.44)      (.30)      (.86)     (1.03)     (.28)       (.84)
Net asset value, end of period                             $20.69     $23.59     $19.48     $19.65    $19.53      $18.04
Total return*                                              (12.29%)    22.64%      3.76%      6.48%     9.91%      18.66%

Ratios/Supplemental Data
Net assets, end of period
   (in millions)                                              $76        $85        $89       $104      $111         $80
Ratio of expenses to
   average net assets**                                     1.26%      1.24%       1.23%      1.16%     1.19%       1.26%
Ratio of net investment income
   (loss) to average net assets**                           (.65%)     (.06%)       .24%       .37%      .47%        .44%
Portfolio turnover rate                                       16%        47%         51%        48%       40%         33%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


Financial Highlights
Babson Bond Trust - Portfolio L
                                                             Six
                                                            Months                Seven
                                                             Ended      Year     Months
                                                           December     Ended     Ended
                                                              31,        June     June
                                                             2000        30,       30,            Years Ended November 30,
                                                         (Unaudited)    2000      1999       1998       1997        1996     1995
Condensed data for a share of capital stock
outstanding throughout each period.
Net asset value, beginning of period                        $1.48        $1.52    $1.59      $1.56      $1.55     $1.58       $1.47
  Income from investment operations:
   Net investment income                                      .09          .09      .05        .09        .10       .11         .11
   Net gains (losses) on securities
      (both realized and unrealized)                          .05         (.04)    (.07)       .03        .01      (.03)        .11
  Total from investment operations                            .14          .05     (.02)       .12        .11       .08         .22
  Less distributions:
   Dividends from net investment income                      (.09)        (.09)    (.05)      (.09)      (.10)     (.11)       (.11)
   Distributions from capital gains                            --           --       --         --         --        --          --
  Total distributions                                        (.09)        (.09)    (.05)      (.09)      (.10)     (.11)       (.11)
Net asset value, end of period                              $1.53        $1.48    $1.52      $1.59      $1.56     $1.55       $1.58
Total return*                                                3.38%        3.54%   (1.16%)     8.13%      7.26%     5.17%      15.28%

Ratios/Supplemental Data
Net assets, end of period
   (in millions)                                              $99         $100      $121      $128       $132      $142        $161
Ratio of expenses to average
   net assets**                                               .97%         .98%      .97%      .97%       .97%      .97%        .97%
Ratio of net investment income to
   average net assets**                                      5.99%        6.14%     5.73%     5.93%      6.38%     6.96%       7.06%
Portfolio turnover rate                                        13%          26%       38%       43%        59%       61%         50%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


Financial Highlights
Babson Bond Trust - Portfolio S
                                                             Six
                                                            Months                Seven
                                                             Ended      Year     Months
                                                           December     Ended     Ended
                                                              31,       June      June
                                                             2000        30,       30,             Years Ended November 30,
                                                         (Unaudited)    2000      1999       1998       1997        1996     1995
Condensed data for a share of capital stock
outstanding throughout each period.
Net asset value,
   beginning of period                                     $9.35       $9.60       $9.91      $9.78     $9.77       $9.90     $9.43
  Income from investment operations:
   Net investment income                                     .59         .58         .33        .58       .62         .69       .73
   Net gains (losses) on securities
      (both realized and unrealized)                         .30        (.25)       (.31)       .13       .01        (.13)      .47
  Total from investment operations                           .89         .33         .02        .71       .63         .56      1.20
  Less distributions:
   Dividends from net investment income                     (.59)       (.58)       (.33)      (.58)     (.62)       (.69)     (.73)
   Distributions from capital gains                           --          --          --         --        --          --        --
  Total distributions                                       (.59)       (.58)       (.33)      (.58)     (.62)       (.69)     (.73)
Net asset value, end of period                             $9.65       $9.35       $9.60      $9.91     $9.78       $9.77     $9.90
Total return*                                               3.21%       3.55%        .15%      7.47%     6.70%       5.96%    13.10%

Ratios/Supplemental Data
Net assets, end of period
   (in millions)                                             $30         $30         $37        $38       $41         $34       $33
Ratio of expenses to average
   net assets**                                             .68%         .68%        .67%       .67%      .66%        .66%      .67%
Ratio of net investment income
   to average net assets**                                 6.24%        6.12%       5.75%      5.90%     6.42%       7.10%     7.47%
Ratio of expenses to average net
   assets before voluntary reduction
   of management fee **                                     .98%         .98%        .97%       .97%      .97%        .96%      .97%
Portfolio turnover rate                                      12%          35%         54%        60%       65%         48%       57%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


Financial Highlights
Babson Money Market Fund
                                                             Six
                                                            Months
                                                             Ended
                                                         December 31,
                                                             2000                    Years Ended June 30,
                                                         (Unaudited)    2000      1999       1998       1997        1996
Condensed data for a share of capital stock
outstanding throughout each period.
Net asset value,
   beginning of period                                    $1.00        $1.00      $1.00      $1.00     $1.00       $1.00
  Income from investment operations:
   Net investment income                                    .05          .05        .04        .05       .05         .05

  Less distributions:
   Dividends from net investment income                    (.05)        (.05)      (.04)      (.05)     (.05)       (.05)
Net asset value, end of period                            $1.00        $1.00      $1.00      $1.00     $1.00       $1.00
Total return*                                              5.61%        4.97%      4.38%      4.82%     4.61%       4.83%

Ratios/Supplemental Data
Net assets, end of period
   (in millions)                                            $42          $39        $39        $37       $38         $36
Ratio of expenses to average
   net assets**                                             .89%         .88%       .88%       .91%      .92%        .92%
Ratio of net investment income
   to average net assets**                                 5.72%        4.86%      4.30%      4.73%     4.58%       4.75%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

The financial highlights for the Babson Money Market Fund as set forth herein evaluate the historical financial highlights of the Prime Portfolio.

The assets of the Federal Portfolio were acquired by the Prime Portfolio on October 31, 2000.

See accompanying Notes to Financial Statements.


Financial Highlights
Babson Tax-Free Income Fund
                                                             Six
                                                            Months
                                                            Ended
                                                         December 31,
                                                             2000                    Years Ended June 30,
                                                         (Unaudited)    2000      1999       1998       1997        1996
Condensed data for a share of capital stock
outstanding throughout each period.
Net asset value,
   beginning of period                                    $8.62      $8.91       $9.22      $8.96     $8.74       $8.67
  Income from investment operations:
   Net investment income                                    .39        .39         .40        .40       .42         .41
   Net gains (losses) on securities
      (both realized and unrealized)                        .36       (.21)       (.24)       .28       .24         .07
  Total from investment operations                          .75        .18         .16        .68       .66         .48
  Less distributions:
   Dividends from net investment income                    (.39)      (.39)       (.40)      (.40)     (.42)       (.41)
   Distributions from capital gains                        (.04)      (.08)       (.07)      (.02)     (.02)         --
  Total distributions                                      (.43)      (.47)       (.47)      (.42)     (.44)       (.41)
Net asset value, end of period                            $8.94      $8.62       $8.91      $9.22     $8.96       $8.74
Total return*                                              8.94%      2.18%       1.70%      7.82%     7.69%       5.60%

Ratios/Supplemental Data
Net assets, end of period
   (in millions)                                            $37        $24         $26        $27       $27         $27
Ratio of expenses to average
   net assets**                                            1.00%      1.01%       1.03%      1.06%     1.01%       1.01%
Ratio of net investment income to
   average net assets**                                    4.32%      4.53%       4.36%      4.46%     4.71%       4.67%
Portfolio turnover rate                                      11%        48%          9%        18%       21%         39%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

The financial highlights for the Babson Tax-Free Income Fund as set forth herein evaluate the historical financial highlights of the Portfolio L.

The assets of the Portfolio S were acquired by the Portfolio L on October 31, 2000.

See accompanying Notes to Financial Statements.


Babson Funds

Jones & Babson Distributors
A Member of the Generali Group

P.O. Box 219757, Kansas City, MO 64121-9757

1-800-4-babson
(1-800-422-2766)
www.babsonfunds.com